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                                                                   EXHIBIT 10.41

                                                               EXECUTION VERSION

                                  CONFIDENTIAL
     IP TELEPHONY SERVICES DISTRIBUTION AND INTERACTIVE MARKETING AGREEMENT

         This IP Telephony Services Distribution and Interactive Marketing Agreement (this "Agreement"), dated as of November 19, 1999 (the "Effective Date"), is between AOL, Inc., a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), and Net2Phone, Inc. ("N2P"), a Delaware corporation, with offices at 171 Main Street, Hackensack, NJ 07601. AOL and N2P may be referred to individually as a "Party" and collectively as the "Parties."

                                  INTRODUCTION

         AOL is a provider of online communication services, including the AIM Service. N2P is a provider of various IP Telephony services. The Parties wish for N2P to develop and provide to AOL a customized version of certain N2P Services that can be distributed through the AIM Service so as to enable AIM Members to send and receive free, or low cost, Internet-enabled telephony communications. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of the Agreement shall have the meanings ascribed to such terms in Exhibit A hereto.

                                      TERMS

1.       AIM IP TELEPHONY SERVICES GENERALLY

1.1 Description of AIM IP Telephony Services. The N2P Services to be offered collectively as the customized AIM IP Telephony Services shall be comprised of the following:

                           1.1.1. PC-to-Fax Service. A PC-to-fax calling service
                  whereby AIM Members may send faxes from their PCs to a facsimile machine of a third party.

                           1.1.2 Fax-to-PC Service. A fax-to-PC calling service
                  whereby AIM Members may receive faxes through their PCs from a facsimile machine of a third party.

                           1.1.3. PC-to-Phone Service. A PC-to-telephone calling
                  service, which shall allow any AIM Member to originate a voice conversation on an Internet-enabled PC (through use of the AOL IP Telephony Software as distributed through the AIM Service in accordance with the terms of this Agreement) and terminate such conversation on a telephone located virtually anywhere in the world (the "PC-to-Phone Service").

                           1.1.4. Phone-to-PC Service. A telephone-to-PC calling
                  service, which shall allow any AIM Member to originate a voice conversation from a telephone and terminate such voice conversation on an Internet-enabled PC (through use of the AOL IP Telephony Software as distributed through the AIM Service in accordance with the terms of this Agreement) (the "Phone-to-PC Service"). Such calls shall be initiated by any such AIM Member by dialing a local and/or toll-free N2P access number (i.e., a local POP) and entering any such AIM Member's account number and PIN, and then the number of the receiving party. The Phone-to-PC Service generally shall enable telephone conversations with any AIM Member online even if such AIM Member is also using his or her only telephone line for online access.

                           1.1.5. Phone-to-Phone Calling Card Service. A
                  telephone-to-telephone calling card service using IP Telephony, which shall allow any AIM Member to call a third party


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                  by dialing a local and/or toll-free N2P access number (i.e., local POP) and entering the AIM Member's account number and PIN, and then dialing the phone number of the person whom such AIM Member is calling (the "PTP Calling Card Service"). The PTP Calling Card Service shall use the AIM Card (as defined in
                  Section 4.3). For the avoidance of doubt, the Parties acknowledge that the PTP Calling Card Service shall include fax-to-fax service.

                           1.1.6. Conference Calling Service. A conference
                  calling service, which shall allow conference calls initiated from a combination of phones and/or Internet-enabled PCs (the "Conference Calling Service").

                           1.1.7. Fax-to-Fax Service. A fax-to-fax service using
                  IP Telephony which shall allow any AIM Member to fax a third party by dialing a local and/or toll-free N2P access number (i.e., local POP) and entering the AIM Member's account number and PIN, and then dialing the fax number of the person to whom such AIM Member is sending a fax, which uses the AIM Card, pursuant to Section 1.1.5.

                           1.1.8. Optional Services.

                                    (a) AOL shall provide N2P with a [****] with
                           respect to the provision of the following additional services as additional AIM IP Telephony Services:
                           [****] the AIM Client or the Worldwide Web; (iv) [****] (the [****] aforementioned services, collectively, the "Optional Services" and each, an "Optional Service"). [****]

                                    (b) At any point during the Term, AOL shall
                           have the option, but not the obligation, in AOL's sole discretion to include the PC-to-PC Service as part of the AIM IP Telephony Services. In such event, AOL agrees that N2P shall provide such PC-to-PC service, and such PC-to-PC Service shall constitute an additional Core Premium Service, according to the terms and conditions set forth in this Agreement pursuant to such Core Premium Services.
                            Such PC to PC Service shall be provided to AIM
                           Members without a per minute or other similar charge.

                                    (c) In addition to the foregoing, if during
                           Year One or Year Two AOL develops and implements third party AIM talk functionality into a directory for AIM Members within the AIM Service, and such directory is fully-owned or controlled by AOL and does not link to any third party site (excluding any third party data source), and AOL elects, in its sole discretion, to include IP Telephony Services in such directory (the "Click to Talk Service"), then N2P shall provide such Click To Talk Service, and such Click To Talk Service shall constitute an additional Core Premium Service, according to the terms and conditions set forth in this Agreement, at no charge to AOL or AIM Members.

                                    (d) Notwithstanding the foregoing, the
                           provision of such PC to PC Service or any other Core Premium Service by N2P shall not be designed to compromise the [****].

         N2P acknowledges, for the avoidance of doubt, that the right to access the AIM IP Telephony Services initially [****] to AIM Members, provided that N2P reserves the right [****] consistent with its obligations under Sections 3.1 and 3.3. In addition to the foregoing services, N2P shall (i) provide APIs, or SDKs, as the case may be, and (ii) to the extent commercially reasonable (a) provide connection for AOL to N2P's local equipment and (b) assist finding space for AOL and its Affiliates to locate equipment along with or near N2P's local equipment to enable AOL and its partners to link into aspects or features of the AOL IP Telephony System to provide related services (e.g., voice messaging); provided, however, that any such arrangement shall be subject


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         to the mutual agreement of the Parties as to the reasonable terms and conditions for such arrangement.

         1.2 Performance. Each Party shall cause all aspects of the AIM IP Telephony Services within its control, including customer service and billing, network coverage and performance and fraud detection, to comply in all material respects with the applicable standards set forth on Exhibits B, C and D.

         1.3      Launch Cutoff

                           1.3.1 Cutoff Dates. N2P shall cause (i) the PTP
                  Calling Card Service to be fully prepared for launch on the AIM Service within [****] following the Effective Date; and
                  (ii) each of the Secondary AIM IP Telephony Services to be fully prepared for launch on the AIM Service by the respective cutoff dates therefor set forth on Exhibit I to this Agreement (each such date in clauses (i) and (ii) above, a "Cutoff Date," and collectively, the "Cutoff Dates"). If any Core Premium Service is not fully prepared for launch by the applicable Cutoff Date in any particular country, AOL shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service in that country, and thereby enter into an agreement with any third party (including a N2P Competitor) with respect to such Core Premium Service in such country(s); provided, however, that in the event any such Core Premium Service is not fully prepared for launch by the applicable Cutoff Date in the United States, then AOL shall have the right to terminate the exclusivity worldwide (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service(s) that is or are not fully prepared for launch by the applicable Cutoff Date , and thereby enter into an agreement with any third party (including a N2P Competitor) with respect to such Core Premium Service(s).

                           1.3.2 AOL Assistance. To the extent that it shall be
                  reasonably necessary for AOL to undertake any activities within AOL's reasonable control (including providing information or materials) reasonably requested by N2P in order to enable N2P to fulfill its development and deployment obligations and meet any Cutoff Date, AOL shall undertake any such activities in a timely manner.

                           1.3.3 Excusable Delays. Each applicable Cutoff Date
                  and N2P's obligation to provide the Core Premium Services thereafter (together with any rights of AOL related thereto, including, without limitation, any right to terminate this Agreement or any exclusivity hereunder) shall be deemed extended, subject to the remainder of this Section 1.3.3, to the extent (and only for the duration in which): (i) AOL fails to undertake the reasonably requested and reasonably necessary activities described in Section 1.3.2 with respect to any Core Premium Service, and N2P has provided AOL with reasonable informal notice (e.g., by e-mail message to the AOL Technical Liaison or through discussion at the quarterly meetings described in Section 2.8) of such failure and of its causal effect on N2P's ability to meet any such Cutoff Date (an "AOL Delay"); (ii) there is (or is reasonably expected to be) a U.S. or other regulation which would prevent N2P from offering a Core Premium Service (or which such regulation would make it commercially unreasonable for N2P to offer any such Core Premium Service (in such country)) (collectively, a "Regulatory Event"); or (iii) any other Force Majeure Event occurs. The Parties, through the Management Committee, shall determine in good faith the period by which the Cutoff Date is to be extended (or any other obligations or criteria that are to be affected), if at all, by any of the events described in this Section 1.3.3; provided, however, that, unless otherwise agreed by the Parties, the extension of any Cutoff Date resulting from any Regulatory Event or Force Majeure Event shall not exceed [****] in the aggregate. In the event that a Regulatory Event or Force Majeure Event affects N2P Competitors generally with respect to the provision of the PTP Calling Card Service, then AOL shall discuss with N2P in good faith extending the Cutoff Date beyond such [****] period. For the avoidance of doubt, any extension of a Cutoff Date


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                  due to an AOL Delay shall be as mutually agreed upon in
                  writing by the Parties.

         1.4 Launch Dates. The Parties shall record the date on which each AIM IP Telephony Service is launched (each such date, a "Launch Date") in a written instrument signed by both Parties promptly following any such Launch Date; provided, however, that in the event that the Parties cannot agree as to the definitive Launch Date with respect to a particular AIM IP Telephony Service, the Parties shall submit such Dispute to the dispute resolution provisions set forth in Section 17 of this Agreement.

2.       DEVELOPMENT OBLIGATIONS

         2.1 Initial Version. The initial version of each of the AIM IP Telephony Services shall be developed by N2P, by customizing each of the existing N2P Services as set forth in Sections
                  1.1.1 through 1.1.7 to conform to the product specifications set forth in Exhibit B to this Agreement (collectively, together with such modifications thereto or any such additional specifications as may be agreed to in writing by the Parties after the Effective Date, the "Specifications"). As part of such customization, the N2P Services shall be developed to function in an integrated manner with the operation of the AIM Client to the extent set forth in the Specifications or elsewhere in this Agreement (including, but not limited to, the provision of SDKs to AOL in connection with Section 10.1.2). Without limiting the foregoing, throughout the Term, N2P shall support on the AIM Service (i.e., through integration of voice over IP ("VOIP") applications) any AOL or third party communications platform that AOL reasonably requests (i.e., considering the time necessary for N2P to deliver and the technological capabilities of N2P or its contractors) from N2P and/or adopts for the AIM Service, including unified messaging, voice messaging, audio, video, etc. (the "Platform Support"). [****]. N2P shall cooperate with AOL in documenting and perfecting all of AOL's rights with respect to such development, including executing any necessary assignments, applications or documentation with respect to such development. Such Platform Support shall include, without limitation, providing AOL with APIs, SDKs, or other necessary tool kits to Seamlessly Integrate the AIM IP Telephony Service(s) into such other AOL platforms and/or communications functionality as designated by AOL, and shall not constitute an Additional AOL Modification pursuant to Section 2.3 below. Notwithstanding the foregoing, in the event that N2P fails to provide AOL with such Platform Support as set forth in this
                  Section 2.1, then N2P shall provide AOL with any and all functionality necessary for AOL (or its contractors) to perform such Platform Support, in accordance with the Limited Source Code License set forth in Section 10.2.2.

                  To the extent that any material conflict exists between (i) Exhibit B to this Agreement and (ii) the provisions of the principal body of this Agreement, the principal body of this Agreement (i.e., Sections 1 through 18 hereof) shall govern.

         2.2      Updates.

                           2.2.1 Notification of Updates. If, during the Term,
                  N2P develops any Update of any N2P Service that is generally commercially available to users of the N2P Services, N2P shall, in each such case, (i) promptly notify AOL of such Update and (ii) promptly (i.e., in the shortest commercially reasonable time period) include such Update (provided that such Update complies with the Specifications or the terms of this Agreement) in the applicable AIM IP Telephony Service.

                           2.2.2 No Notification Required. N2P shall not be
                  obligated to notify AOL of or to provide to AOL any modification, improvement, addition, deletion, feature or functionality


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                  of the N2P Services provided by N2P to another customer if such modification, improvement, addition, deletion, feature or functionality is subject to contractual restrictions that would prohibit N2P from providing it to AOL hereunder. For the avoidance of doubt, the Parties acknowledge that N2P shall not be required to notify AOL of or provide to AOL any modification, improvement, addition, deletion, feature or functionality of any Optional Service, Expanded Service or other IP Telephony Service (apart from any Core Premium Service) unless the Parties have agreed to the provision by N2P to AIM Members of any such service pursuant to the terms of this Agreement.

                           2.2.3 Disagreement. In the event of any disagreement
                  between the Parties regarding the provision by N2P of any such Updates to AOL (e.g., as to whether any such Update is generally commercially available, the length of the time period in which any such Update is to be implemented, etc.), such disagreement shall be submitted to the Management Committee pursuant to Section 17 of this Agreement.

         2.3      Additional AOL Modifications.

                           2.3.1 Definition. AOL may in its discretion, from
                  time to time during the Initial Term, request that N2P, to the extent commercially reasonable, (i) add new functionality or features to any AIM IP Telephony Service(s), (ii) modify elements related to the AOL GUI (but not elements of the AOL GUI itself), and/or (iii) modify the AIM IP Telephony Services in connection with modifications of the AIM Client and AIM Service (which modifications shall be subject to Section 2.7 and which modifications AOL estimates will occur at least twice a year), (each of (i), (ii) and (iii) above, an "Additional AOL Modification"). The Parties agree that any features, functionality, additions, deletions or other modifications necessary to be carried out by N2P in order for N2P to comply with its obligations under Section 3 of this Agreement (collectively, the "Necessary Modifications") shall not constitute Additional AOL Modifications and that [****].

                           2.3.2 Request for Non-Substantial Modification. In
                  the event that AOL requests Additional AOL Modifications that N2P reasonably believes would not involve (i) a substantial cost or expense to N2P (i.e., [****] in the aggregate during any Year of this Agreement) or (ii) a substantial commitment of N2P personnel, N2P shall develop the Additional AOL Modifications in cooperation with AOL on a schedule to be mutually agreed upon by the Parties. Each Party shall allocate development resources on a high priority basis to complete such Additional AOL Modifications in accordance with such schedule.
                  [****].

                           2.3.3 Request for Substantial Modification. In the
                  event that AOL requests an Additional AOL Modification that N2P reasonably believes would involve a substantial cost or expense to N2P, or a substantial commitment of N2P personnel, the Parties shall negotiate in good faith regarding the request for such Additional AOL Modification, including, without limitation, the appropriate schedule for development and deployment, rights to the results of the development, interoperability requirements, and the relevant business terms (e.g., amount of any payments for the development, the revenue model for the features or functions, etc.). If and when the Parties reach agreement on the terms and conditions for such Additional AOL Modification, N2P shall develop the Additional AOL Modification in cooperation with AOL, and each Party shall allocate development resources on a high priority basis to complete such Additional AOL Modification in accordance with such schedule.

                           2.3.4 Commissioned Works. Notwithstanding the
                  foregoing, in the event that the Parties are unable to agree as to the development or deployment of any Additional AOL Modification in accordance with Section 2.3.3, AOL shall have the right during the Initial


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                  Term to require N2P to assist AOL in securing a mutually
                  agreed-upon third party to develop any such Additional AOL Modifications for AOL; provided, however, that either N2P or (at AOL's option) AOL may perform such development. In the event that a third party is secured to perform such development, N2P will use commercially reasonable efforts to assist such third party in performing such development. Any development by any such third parties shall not be considered the responsibility of N2P, and such third parties shall not be considered contractors of N2P. To the extent that portions of such Additional AOL Modifications (including intellectual property rights therein) are developed by N2P specifically for AOL pursuant to this Section 2.3.4, such portions shall be considered "Commissioned Works," but "Commissioned Works" shall exclude, any software, modules, routines or subroutines, documentation or other materials, and any methods, processes, techniques or inventions, that were (i) developed by or for N2P prior to such development for AOL or (ii) developed independently by or for N2P (i.e., independent of the development carried out for AOL under this Section 2.3.4 by
                  N2P). To the extent that (a) N2P develops any Commissioned Works pursuant to this Section 2.3.4 without requiring that AOL pay for such Commissioned Works (in cash or such other consideration as may be agreed to by the Parties), then N2P shall own all right, title and interest in and to such Commissioned Works (provided, however, that in such case, AOL shall have a fully paid-up, [****], non-exclusive, non-transferable and worldwide license for the Term to use, reproduce, directly and indirectly distribute, transmit, display, perform, sublicense and adapt such Commissioned Works), (b) [****] for any such Commissioned Works pursuant to this Section 2.3.4, then AOL shall own all right, title and interest in and to such Commissioned Works, and (c) the Parties so agree, the Parties shall co-own all right, title and interest in and to such Commissioned Works, which shall be treated as Joint Work Product for purposes of this Agreement. Each Party shall cooperate with the other Party in documenting and perfecting all rights with respect to the Commissioned Works, including executing any necessary assignments, applications or other documentation with respect to the Commissioned Works.

                           2.3.5 Disagreement. In the event that the Parties
                  disagree as to the development or deployment of any Additional AOL Modification, including any disagreement as to the terms and conditions for the development or deployment thereof, the Parties shall submit such Dispute to the Management Committee in accordance with the terms of Section 17 of this Agreement.

         2.4      Expansion to Cover Other Services and Platforms of AOL.

                           2.4.1 Request by AOL to Encompass Expanded Service
                  Within an AOL Telephony Service. AOL may in its discretion, from time to time during the Initial Term, seek to expand any AIM IP Telephony Service(s) to provide service through any and all platforms and services hereafter offered by AOL or an Affiliate of AOL (other than the AIM Service) (the "Expanded Services"). In such event, AOL may in its discretion request that N2P develop or deploy or assist with the development or deployment of any such Expanded Services. Upon the receipt of any such request, and before any development or deployment of any Expanded Services, the Parties shall negotiate in good faith regarding the request for any such Expanded Services, including, without limitation, with respect to the appropriate schedule for any development and deployment, and the relevant business terms (e.g., the amount of any payments for any development, the revenue model for the Expanded Services, etc.). If and when the Parties reach agreement on the terms and conditions related to the development and deployment of such Expanded Services, each Party shall allocate development and deployment resources on a high priority basis towards the development and deployment of an updated version of the applicable AOL IP Telephony Software to support such Expanded Services in accordance with the terms and conditions agreed upon by the Parties.

                           2.4.2 Failure to Agree. In the event that the Parties
                  disagree as to the development or deployment of any Expanded Service, including any disagreement as to


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                  the terms and conditions for the development or deployment thereof, the Parties shall submit such Dispute to the Management Committee in accordance with the terms of Section 17 of this Agreement; provided, however, that in the event that the Management Committee is unable to agree as to the terms and conditions regarding such development and deployment, such Expanded Service shall not constitute an AIM IP Telephony Service for purposes of this Agreement, and N2P shall not have any rights or obligations with respect to such Expanded Service.

                           2.4.3 Agreement. Nonetheless, if the Parties agree to
                  add an Expanded Service to this Agreement, such Expanded Service, for all purposes hereof, shall be considered part of the AIM IP Telephony Services, and all rights and obligations of AOL and N2P hereunder shall apply to such Expanded Service and users of such services shall be considered AIM Members for purposes of this Agreement. For purposes of calculating the Revenue Share and the Revenue Threshold hereunder, any such agreed-upon Expanded Service shall be aggregated with the AIM IP Telephony Services as if only one service existed (unless otherwise agreed upon by the Parties).

                             2.4.4 Migration. Throughout the Term, AOL shall
                  have the right, in its sole discretion, to require N2P, [****], to migrate and/or route any and all voice over IP traffic in connection with the PC-to-PC Service (as applicable), the PC-to-Phone Service, or any and all other Core Premium Services, as applicable, to servers, protocols, or platforms in connection with standards designated by AOL, provided that: (i) such migration shall not affect N2P's right to revenues pursuant to Section 7 of this Agreement; and (ii) the quality of the AIM IP Telephony Services is not materially degraded below generally recognized industry standards accepted by AOL for VOIP services, resulting solely from the fault of AOL in connection with such migration. In such event, N2P shall provide AOL, or any third party designated by AOL, with a peering agreement from the AOL designated server(s) to N2P's network, on terms to be mutually agreed to by the Parties, in connection with any and all such traffic (e.g., for termination or pass-through purposes). AOL acknowledges that N2P shall not be deemed in breach for its failure to meet its performance obligations set forth in Sections 3.2 and 3.3 if such failure is due solely to N2P's compliance with the requirements of this Section 2.4.4.

         2.5      Delivery and Acceptance.

                           2.5.1 Initial Versions. Following the completion of
                  the development and internal testing of each initial version of the Core Premium Services, N2P shall deliver each such initial version to AOL for evaluation and acceptance in accordance with the delivery dates set forth on Exhibit I hereto. AOL shall have thirty (30) days following such delivery by N2P to evaluate whether each such initial version functions in accordance with the Specifications and without any Severity 1 or Severity 2 Problems. If AOL reasonably determines that any such initial version of any Core Premium Service does not function in material conformity with the Specifications and/or without Severity 1 or Severity 2 Problems, AOL may reject such version by providing N2P with written notice within such thirty (30) day period specifying in detail the reason for rejection. Any initial version of the Core Premium Services that has not been so rejected within such thirty (30) day period shall be deemed accepted. If AOL rejects any initial version of any Core Premium Service, then following such rejection, N2P shall use commercially reasonable efforts to correct (as promptly as commercially possible but in any case by the applicable Cutoff Date) in all material respects, the deficiencies in such initial version that were specified in AOL's notice of rejection. If the deficiencies specified in any such AOL notice of rejection have not been remedied in all material respects by such Cutoff Date, AOL shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to such Core Premium Service and thereby enter into an agreement with any third party (including a N2P Competitor) with respect to such Core Premium Service.


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                           2.5.2 Subsequent Versions. Following the completion
                  of the development and internal testing of each subsequent version (i.e., subsequent to the initial version) of any Core Premium Service (or any initial version of any Optional Service, Expanded Service or other IP Telephony service mutually agreed upon by the Parties to be provided by N2P hereunder) (each, a "Subsequent Version"), N2P shall deliver each such Subsequent Version to AOL for evaluation and acceptance. AOL shall have thirty (30) days following such delivery by N2P to evaluate whether such Subsequent Version functions in accordance with the Specifications and without any Severity 1 or Severity 2 Problems. If AOL reasonably determines that any such Subsequent Version does not function in material conformity with the Specifications and without Severity 1 or Severity 2 Problems, AOL may reject such Subsequent Version by providing N2P with written notice within such thirty (30) day period specifying in detail the reason for rejection. Any Subsequent Version that has not been so rejected within such thirty (30) day period shall be deemed accepted.

                           2.5.3 Acceptance Process. The acceptance criteria set
                  forth in Sections 2.5.1 and Section 2.5.2 of this Agreement shall not include as factors the Core AOL Obligations, and AOL shall not withhold any such acceptance due to its failure to comply with the Core AOL Obligations.

         2.6 Assistance from AOL. AOL shall provide N2P with reasonable consultative assistance in connection with the development obligations of N2P as set forth in this Section 2. In addition, during the Term, AOL agrees to notify N2P in advance of any modifications and/or changes to the AIM Service that AOL believes may result in incompatibility between the Parties' respective systems or interruptions in the AIM IP Telephony Services (including without limitation, network configuration changes and system maintenance). The Parties shall work together to resolve any such potential or actual incompatibility, or interruptions, in connection with AOL's implementation of any such change and/or modification.

         2.7 Other Modifications. AOL reserves the right to redesign and/or modify the organization, structure, "look and feel," navigation, features and other elements of the AIM Client, the AIM Service and the AIM IP Telephony Services (subject to (i) the technical limitations and design requirements of the N2P Services and N2P System (which shall themselves remain subject to the Specifications) and (ii) the requirement that such AIM Service and AIM IP Telephony Services remain in compliance with the terms and conditions of this Agreement. AOL shall provide N2P with reasonable notice of any material proposed redesign and/or modification in advance of developing such redesign or modification, and the Parties shall consult in good faith on how to avoid any adverse effect on the AOL Telephony Services (including, without limitation, any adverse effect on the functionality or performance thereof) as a result of such redesign and/or modification. Such notice shall be sufficiently in advance of the proposed redesign or modification such that the Parties will have a reasonable opportunity to complete the process, and avoid the adverse effect on the AIM IP Telephony Services, as contemplated by this Section 2.7.

         2.8 Meetings. In furtherance of the rights and obligations of the Parties under this Agreement, the Parties shall meet, in person on a quarterly basis (the "Quarterly Meetings") and by telephone on a monthly basis (the "Telephone Meetings"). With respect to the four (4) Quarterly Meetings to take place during each Year of the Initial Term, two (2) such Quarterly Meetings shall take place in Virginia (at AOL headquarters or such other location as mutually agreed upon by the Parties) and the other two (2) such Quarterly Meetings shall take place in the United States (at N2P headquarters or such other location as mutually agreed upon by the Parties). The Quarterly Meetings shall be used to discuss, inter alia, long-term planning, strategic and development issues, and marketplace and performance information regarding the obligations and criteria applicable to the Parties hereunder (including the obligations and criteria under Section

                                                               EXECUTION VERSION


                  3), and shall be attended by the Technical Liaisons and appropriate senior development and management personnel. The Parties anticipate that the first such Quarterly Meeting shall occur as promptly as possible following the Effective Date but in no event later than two (2) months following the Effective Date. The Telephone Meetings shall be used to discuss, among other things, the activities and relationship contemplated by this Agreement, including the proposed implementation and/or progress of any Updates or Additional AOL Modifications, changes to the operating standards set forth on Exhibit B, Exhibit C or Exhibit D hereto, AOL Exclusive Offers to be provided during the subsequent quarter, and the redesign or modification of elements of the AIM Service or AIM IP Telephony Services.

         2.9 No Support for AOL Modifications. The Parties acknowledge that any modifications or additions to the AIM IP Telephony Services that are carried out by AOL (or carried out for AOL by a third party not contracted or subcontracted by N2P) shall not affect the determination of whether N2P has met its obligations or the criteria set forth in Sections 1.3 or 3 of this Agreement.

3.       N2P PERFORMANCE

         3.1      Pricing and Terms. [****]

         3.2      Operating Standards.

                  3.2.1 Compliance. During the Term, N2P will cause the AIM IP Telephony Services to comply in all material respects with the standards set forth in each of Exhibit B, Exhibit C and Exhibit D. To the extent standards are not established in Exhibits B, C or D with respect to any aspect of the AIM IP Telephony Services, N2P will use commercially reasonable efforts to provide such aspect at a level of quality, completeness or timeliness which meets or exceeds prevailing standards in the IP Telephony industry. Without limiting the generality of the foregoing, N2P will use commercially reasonable efforts to provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic and usage demands on the AIM Service in connection with the offering of the AIM IP Telephony Services.

                  3.2.2    N2P Technical Problem.

                                    (a) Occurrence; Cure Period. In the event of
                  any material technical problem (over which N2P exercises control) affecting the use by AIM Members of any AIM IP Telephony Service and constituting a Severity 1 Problem or Severity 2 Problem (an "N2P Technical Problem"), AOL shall have the right to suspend (i) distribution of such AIM IP Telephony Service, (ii) any of AOL's promotional obligations hereunder related specifically to such AIM IP Telephony Service, and/or (iii) any Listings related specifically to the such AIM IP Telephony Service until such time as N2P corrects such N2P Technical Problem. Prior to suspending any such distribution of any particular AIM IP Telephony Service, related promotional obligations of AOL or related Listings hereunder, AOL shall provide N2P with notice and an opportunity to cure, as provided below, unless, in its reasonable discretion, AOL will be materially and adversely affected in a substantial manner by failing to act immediately or at some subsequent time prior to the completion of the notice and cure period. Any such notice shall be in writing and shall contain a reasonably detailed explanation for AOL's intention to suspend (and, in reasonable detail, the reasons for suspending) access to the particular AIM IP Telephony Service and related promotional obligations and Listings due to the occurrence of the N2P Technical Problem. Upon receipt of such notice, N2P will have at least [****] to cure the applicable N2P Technical Problem to AOL's reasonable satisfaction and, if cured, AOL shall not suspend the affected AIM IP Telephony Service(s) and/or related promotional obligations

                                                               EXECUTION VERSION


                  or Listings. AOL will make good faith efforts to facilitate N2P's cure efforts and to extend the cure period as appropriate, so long as AOL, in its reasonable discretion, is not materially adversely affected by any such extension. In the event AOL suspends distribution of any AIM IP Telephony Service, any AOL promotional obligations and/or any Listings due to the occurrence of any such N2P Technical Problem, AOL will notify N2P in writing within [****] of such decision, setting forth in reasonable detail the explanation therefor.

                                    (b) Cure; Resumption of Distribution. When
                  and if the cure to an N2P Technical Problem is demonstrated to AOL's reasonable satisfaction, which satisfaction shall not be unreasonably withheld, AOL shall resume distribution of the affected AIM IP Telephony Service, promotional obligations and Listings as soon as commercially practical; provided, however, that (in addition to any other remedies available to AOL in this Agreement, including, without limitation, in Section 16.6 hereof) in the event that N2P shall fail to cure any such N2P Technical Problem within thirty (30) days following notice thereof by AOL to N2P, then AOL shall have the right to terminate the exclusivity (as set forth in Section 9 of this Agreement) with respect to the Core Premium Service(s) affected by such N2P Technical Problem and thereby enter into an agreement with any third party (including any N2P Competitor) to promote (or offer the services of) such third party with respect to such Core Premium Service(s).

         3.3      Competitive Performance Standards. [****]

         3.4 [****] AOL. For the avoidance of doubt, the Parties acknowledge that AOL [****] connection with any modification, addition, deletion, feature or functionality or other improvement required to be provided by N2P in order for N2P to comply with its obligations under Section 3 of this Agreement.

         3.5 N2P Not Responsible for Core AOL Obligations. The Parties acknowledge that the Core AOL Obligations shall not affect the determination as to whether N2P has satisfied the criteria and obligations set forth in Section 3 of this Agreement. The Parties also acknowledge that the determination of whether N2P has satisfied the criteria and obligations set forth in Sections 3.1, 3.2 or 3.3 of this Agreement shall not be affected by features or functionality that N2P offers to AOL and that AOL (a) declines to implement or support or (b) cannot (e.g., due to technological or operational constraints within the control of AOL) reasonably implement or support, provided that (i) in either such case, N2P provides AOL with reasonable prior, informal, written notice (e.g., by e-mail) of the anticipated effects of AOL's not implementing or supporting the features or functions on the AIM IP Telephony Services and (ii) in the case of technological or operational constraints within AOL's control, N2P provides AOL with reasonable prior informal notice of such constraints.

         3.6      Restrictions.

                  3.6.1 N2P will not integrate, or enter into an agreement to integrate into any of the AIM IP Telephony Services or the N2P IP Telephony Software, or in any other products or services developed by or on behalf of N2P, instant messaging protocols, components or other technology that use or access the AIM Service, the AOL Service, or any other AOL-branded product or service (e.g., ICQ, CompuServe) in a manner not expressly authorized by AOL, or that AOL contends in good faith is not expressly authorized, or distribute, market or promote any products or services containing instant messaging protocols or components or other technology that use or accesses the AIM Service, or solicits, encourages or promotes end-users to use or access the AIM Service, in a manner not expressly authorized by AOL or that AOL contends in good faith is not expressly authorized.

                                                               EXECUTION VERSION


                  3.6.2 Except as expressly provided herein, N2P shall not have any right to (i) adapt, alter, copy, modify, translate or create derivative works of the AIM Client, or (ii) reverse engineer, decompile, disassemble, or otherwise attempt to reconstruct the source code of, those portions of any AOL software (e.g., the AIM Client) provided to N2P, as applicable. N2P acknowledges that it obtains no intellectual property rights or licenses by this Agreement except for those licenses expressly granted, and that, except as otherwise provided herein, AOL hereby expressly retains all of its rights in and to the AIM Service, the AOL Namespace, the AOL Service, and the AIM Client.

4.       DISTRIBUTION AND PROMOTION

         4.1 Distribution and Promotion Requirements. During the Term, subject to the terms and conditions herein, the Parties agree to the following:

                  4.1.1. Access to AIM IP Telephony Services. AOL shall distribute the AIM IP Telephony Services through the AIM Service, provided that AOL shall determine in its reasonable discretion (upon consultation with N2P) the manner in which such distribution occurs (e.g., through the bundling with the AIM Client of the AOL-customized N2P IP Telephony Software, through a "plug-in" of such software, etc., or through distribution of the AIM Client or a separate AIM application which includes certain functionality or services from N2P using the SDK provided to AOL pursuant to Section 10.1.2).

                  4.1.2    Distribution of AOL IP Telephony Software.

                                    (a) PTP Calling Card Service. Promptly upon
                           the acceptance by AOL of the initial version of the PTP Calling Card Service (including any Updates thereto), AOL shall promote and distribute such initial version as part of the AIM Service subject to the remainder of this Section 4.1.2.

                                    (b) Secondary AIM IP Telephony Services.
                           Following the acceptance by AOL of the initial version of any Secondary AIM IP Telephony Service (including any Updates thereto) and subject to the remainder of this Section 4.1.2, AOL shall promote and distribute such accepted Secondary AIM IP Telephony Service as part of the AIM Client and related version of the AIM Service. AOL shall launch (i.e., make generally commercially available) such AIM Client and version of the AIM Service no later than [****]; provided, however, that in the event that AOL shall not have launched the AIM Client and related version of the AIM Service by [****] (as N2P's sole and exclusive remedy hereunder), the Initial Term shall be extended by one day for each day beyond [****] that AOL fails to launch the AIM Client and related version of the AIM Service. Notwithstanding the foregoing, in the event AOL's failure to distribute such accepted Secondary AIM IP Telephony Service(s) by [****] due solely to AOL's inability to integrate N2P's functionality or services using the SDK (without fault of N2P), then AOL shall distribute such AIM IP Telephony Service through bundling the AOL IP Telephony Software with the AIM Client or through integration using the SDK no later than [****], provided that N2P shall have delivered the SDK to AOL in accordance with Section 10.1.2.

                                    (c) Subsequent Versions. Following the
                           acceptance by AOL of any Subsequent Version, AOL will distribute such Subsequent Version with the AIM Service within a time period [****] to be determined by AOL in its reasonable discretion (e.g., taking into account such factors as the imminence of the launch of a new version of the AIM Client, etc.), upon consultation with N2P.

                                                               EXECUTION VERSION


                  4.1.3 Educational Promotions of AIM IP Telephony Services. Upon the Launch Date of any of the AIM IP Telephony Services, AOL will use good faith efforts, in AOL's sole discretion, to educate AIM Members, through the AIM controlled properties, of how to access and use such AIM IP Telephony Service(s).

                  4.1.4 N2P Listing and Promotion. AOL shall feature, offer and promote the AIM IP Telephony Services prominently in the AIM Service.

                                    (a) In furtherance and as part of the
                           foregoing, the initial implementation of such promotional requirement shall include, where feasible, at AOL's sole discretion, the following (and any future implementation shall be consistent in terms of prominence (e.g., in terms of size, location, appearance and the like) with the following):

                                            (i) Each AIM IP Telephony Service
                           will be "sub-branded" with the name "Net2Phone," "N2P" or any other N2P Mark designated by N2P, subject to the approval of AOL not to be unreasonably withheld (the "N2P Name"). "Sub-branding" means that each AIM IP Telephony Service will be labeled and marketed with the name [****] or such other AOL name as AOL designates (the "AOL Name"), but that each such AIM IP Telephony Service shall, where feasible and to the extent not inconsistent with the AOL Look and Feel, have a prominent tag line such as [****] or [****] and a N2P Mark. The N2P tag line and Mark (the "Brandings") will be included prominently in (and where feasible, will be placed within reasonable proximity to the AOL brandings in) the (A) areas which provide information regarding the use of and enable AIM Members to launch the AIM IP Telephony Service (collectively, the "Support Area"), (B) other areas within the AIM Service that relate principally to the AIM IP Telephony Services (e.g., [****]), and
                           (C) the AOL IP Telephony Software or areas within the AIM Client that relate principally to an AIM IP Telephony Service (the "Branded Areas").

                                            (ii) The Brandings will also appear
                           prominently in advertising, promotional, public relations and marketing material relating principally to the AIM IP Telephony Services.

                                            (iii) There will be links (evidenced
                           by the AOL Name or a graphical image of a telephone, or such other link as AOL selects) to the PC-originated AIM IP Telephony Services (initially, the PC-to-Phone Service) throughout the AIM Service in areas providing AIM Members with the ability to perform communication functions (e.g., [****]) (collectively, the "Links"). The Links will launch the AIM IP Telephony Services.

                                    (b) The name, design and "look and feel" of
                           the Branded Areas, the Brandings and the Links (collectively, the "Listings") will be determined by AOL in its reasonable discretion in consultation with N2P. The Listings will properly convey the functionality of the AIM IP Telephony Services.

                                    (c) AOL generally will provide to N2P
                           branding, marking and promotion that are no less prominent, in terms of size, placement, appearance and the like, than those accorded to [****]. In the event that AOL begins to sell advertising inventory on [****] of the AIM Client, AOL shall provide N2P with an opportunity to bid on the purchase of a placement within such inventory.

                                    (d) Subject to the other requirements of
                           this Section 4.1.4, Section 9.1.1, and the other provisions of this Agreement, the foregoing will not preclude users from linking to another such provider from the AIM Service, provided that the link to such other provider is limited to [****] that is no more prominent than any similar reference to N2P. Nothing in this Agreement shall prevent AOL from offering (whether through buttons, icons or otherwise) an AOL PC-to-PC communication function on the AOL Service or the AIM Service.

                                                               EXECUTION VERSION


                  4.1.5 Promotion of AIM Service. N2P shall promote AOL or the AIM Service to its customers and partners, and shall use reasonable efforts to encourage such customers and partners to adopt the AIM Service as an integrated component of the IP Telephony products and services provided to such customers and partners by N2P, as and to the extent set forth in Exhibit E. All promotion of the AIM Service by N2P hereunder, including, without limitation, any and all such promotional materials distributed by or authorized by N2P shall be subject to AOL's prior written consent. AOL shall assist N2P, as reasonably requested by N2P, in such promotional efforts. In addition to the foregoing, all promotion of the N2P Services by AOL hereunder, including, without limitation, any and all such promotional materials distributed by or authorized by AOL shall be subject to N2P's prior written consent.

         4.2 General Conditions to Distribution and Promotional Obligations. Notwithstanding anything contained in this
                  Section 4, AOL shall have no obligation to promote a particular version of the AIM IP Telephony Services, to distribute to AIM Members a particular version of the AIM IP Telephony Services or to provide any Listing therefor to the extent that and for so long as:

                           (i) AOL has received notice (whether written or
                  verbal) of, and reasonably believes, that the reproduction, use or distribution of such version of the AIM IP Telephony Services in accordance with this Agreement infringes or misappropriates the intellectual property rights of any third party, provided that AOL may not promote or offer access to any other similar IP Telephony product unless AOL reasonably believes that it raises a lesser risk of infringement or misappropriation; or

                           (ii) An aspect of any such version of the AIM IP
                  Telephony Service exists, other than an acknowledged security risk that a corporation/user accepts by opening up holes in its firewall to enable use of any such AIM IP Telephony Service (and other than security risks ordinarily associated with Web-based communications products), that could be exploited in a manner that AOL reasonably believes (a) would expose AIM Members to potential efforts to invade their privacy or damage or modify data, software or hardware in an unauthorized manner or (b) would otherwise result in meaningful and serious claims that any such AIM IP Telephony Service presents a security risk to its users, provided that AOL may not promote or offer access to any other similar IP Telephony product unless AOL reasonably believes that it raises a lesser security risk.

         4.3 Exclusive Offers/AIM Member Benefits. N2P shall offer through the AIM Service on a regular and consistent basis (but no less than once per quarter) special offers comparable to those available through Additional N2P Channels (e.g., preferred rates to specific termination points to be offered periodically, raffle or sweepstakes conducted from time to time, etc.), which such special offers shall be exclusively available to AIM Members (the "AOL Exclusive Offers"). Each AOL Exclusive Offer made available by N2P shall provide a substantial member benefit to AIM Members, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature. N2P will provide AOL with reasonable prior notice of AOL Exclusive Offers so that AOL can market the availability of such AOL Exclusive Offers in the manner AOL deems appropriate in its reasonable discretion; provided that AOL shall consult with N2P regarding the marketing of the AOL Exclusive Offers. In addition to the foregoing, the Parties shall create a virtual and/or physical debit card to be used in connection with the AIM IP Telephony Services and/or any other products or services as determined by AOL in its sole discretion (the "AIM Card").

         4.4 Limited Waiver. To the extent that any of N2P's obligations under this Agreement are expressly inconsistent with N2P's obligations to ICQ, Inc. ("ICQ") (pursuant to N2P's July 15, 1999 agreement with ICQ, Inc.), CompuServe Interactive Services, Inc. ("CompuServe") (pursuant to CompuServe's agreement with N2P dated as of November 19, 1999) or any other agreement with any other AOL Affiliate existing as of the Effective Date (collectively,

                                                               EXECUTION VERSION


                  the "Inconsistent Obligations"), and to the extent that such Inconsistent Obligations may reasonably restrict N2P from materially performing its obligations under this Agreement, then N2P shall provide notice to AOL immediately upon its discovery of such Inconsistent Obligations. Promptly after AOL's receipt of such notice from N2P, AOL and N2P shall work together in good faith to work around or obtain a waiver from ICQ, CompuServe or such other AOL Affiliates of such Inconsistent Obligations. To the extent that the Parties cannot or do not obtain relief in connection with such Inconsistent Obligations, then AOL shall have the option, in its sole discretion, to: (a) waive such inconsistency in this Agreement and instruct N2P to perform all of its obligations under this Agreement and such other agreement(s), including any and all such Inconsistent Obligations; or (b) elect under which of the applicable agreements for N2P to perform such Inconsistent Obligations. Notwithstanding the foregoing, nothing contained in this Section 4.4 shall be construed in any manner whatsoever to provide N2P with an excuse for non-performance under this Agreement, and except as expressly provided herein, AOL reserves any and all of its rights in connection with N2P's failure to perform under this Agreement.

5.       AIM MEMBER REGISTRATION AND INFORMATION

         5.1 Ownership of Assets and Customer Relationships. In addition to the provisions of Section 12.1, AOL shall own all tangible and intangible assets (and all personal and intellectual property) provided by AOL in developing the AIM IP Telephony Services (except as otherwise expressly set forth herein) and the Support Area, including all materials provided by AOL to N2P for the purpose of branding the AIM IP Telephony Service and the Support Area ("AOL Branding Materials"), and the relationship with AIM Members, including, without limitation, all aspects of such relationship specified in this Section 5. AOL shall own any and all rights in the call detail records generated in providing the AIM IP Telephony Services which shall be treated as Confidential Information for purposes of this Agreement (collectively, the "Call Detail Records"). AOL hereby grants N2P a non-exclusive, non-transferable, worldwide, [****] license to use the Call Detail Records only to the extent necessary to provide the AIM IP Telephony Services to be provided by N2P hereunder (including any related planning and development). Such license shall continue through the end of the Term, but shall survive expiration of the Term with respect to the provision by N2P of the PTP Calling Card Service. Without limiting the foregoing, N2P acknowledges and agrees that AOL may, in its sole discretion, promote, distribute and/or use the AIM Card (in accordance with applicable law) as an electronic debit card throughout the Term in connection with any other products and services offered by AOL and/or its partners, in AOL's sole discretion, [****] be mutually agreed upon by the Parties. N2P shall perform any and all reasonably requested development services (i.e., considering available technology, regulatory requirements, and time required) for such use, and [****] in connection with material, incremental development and/or customization required for such use by AOL after the Effective Date, subject to AOL's prior written consent.

         5.2      AIM Member Relationship.

                  5.2.1 Registration Information. In order to use the Surcharged AIM IP Telephony Services, an AIM Member will be required to register for such AIM IP Telephony Services. The Parties shall determine by mutual agreement the terms and conditions of use to be agreed to by such AIM Members (including, without limitation, with respect to any special access codes to be used by such AIM Members in connection with the AIM IP Telephony Services, provided, that neither Party shall unreasonably withhold such agreement with respect to the use of such special access codes), and AOL shall determine both
                  (i) the information to be collected from the AIM Members as part of the registration process (provided that such information shall in any event include information that N2P reasonably requests in connection with the provision of the AIM IP Telephony Services, including, without limitation, any Personal Identification Numbers (PINs) for use by AIM Members in connection with the AIM IP Telephony Services) and (ii) any domain names, unique identifier

                                                               EXECUTION VERSION


                  numbers, e-mail addresses and passwords to be assigned and/or used by such AIM Members in connection with such AIM IP Telephony Services. Registration for the AIM IP Telephony Services shall take place at the Support Area or at such other location as may be mutually agreed upon by the Parties. AOL shall use reasonable efforts to build into the end of the registration process for the AIM Service (the "AOL Registration Process") a sub-routine for the registration for the AIM IP Telephony Services. Notwithstanding the foregoing, in the event that any AIM Members shall not have registered for the Surcharged AOL IP Telephone Services prior to attempting to use any such service, AOL shall cause any such AIM Member to register for the Surcharged AIM IP Telephony Services prior to the use thereof. N2P shall determine the pricing for the Core Premium Services and other AIM IP Telephony Services to be provided by N2P hereunder. In addition, N2P shall handle the assignment of applicable phone numbers to AIM Members (using the AIM Member unique identifier number as an identifier and provided that such phone numbers and special access codes (unless otherwise agreed upon in writing by the Parties) shall be different from any phone numbers and access numbers used in connection with any N2P Services), and shall handle the billing and collection of any fees or other amounts to be charged to AIM Members from time to time in connection with the AIM IP Telephony Services (collectively, the "IPT Fees"); provided, however that, unless otherwise expressly consented to in writing by AOL, N2P shall not directly contact or communicate with any AIM Members other than in connection with the billing and collection of the IPT Fees, or in connection with maintenance and customer support for the AIM IP Telephony Services; provided, further, that such communications shall be limited to obtaining billing information, providing pricing information related to the AIM IP Telephony Services and ensuring collection of the IPT Fees or providing maintenance or customer support, and shall not be used by N2P as a platform to sell, market, advertise or promote any products or services other than the AIM IP Telephony Services.

                  5.2.2 Billing Transition. Notwithstanding the foregoing, at any time during the Term and at AOL's sole discretion, AOL shall have the right to assume responsibility for the aforementioned billing and collection obligations with respect to the IPT Fees (collectively, the "Billing Transition"); provided, however, that (i) AOL shall give N2P reasonable advance notice of any such Billing Transition; (ii) the Billing Transition shall be subject to agreement of the Parties on arrangements (a) for N2P to receive the same portion of revenue from the AIM IP Telephony Services as it would have received before the Billing Transition (and on procedures to verify the proper payment of such revenue), (b) for handling fraud, and (c) for the handling of the billing for the PTP Calling Card Service after the Initial Term, and
                  (iii) AOL shall be responsible for all costs and out-of-pocket expenses incurred by N2P in connection with such Billing Transition. In the event of such Billing Transition, N2P hereby agrees to provide AOL with reasonable assistance (and to otherwise cooperate with AOL), [****], regarding such Billing Transition, and following such Billing Transition, AOL shall use commercially reasonable efforts to ensure that the billing services comply in all material respects with the standards set forth in Exhibits B and C of this Agreement.

         5.3      AIM Member Information and Solicitation.

                           5.3.1 Ownership of AIM Member Information. AOL shall
                  own any and all information collected from AIM Members in connection with the AIM IP Telephony Services, including, without limitation, information collected during the registration processes for the AIM Service and/or any AIM IP Telephony Service, respectively, and information then or subsequently obtained from any use of the AIM Service and/or any AIM IP Telephony Services, including without limitation [****] (collectively, "User Information"). All User Information shall be deemed Confidential Information of AOL. N2P agrees, both during and after the Term, not to (i) use any User Information for any purpose other than in connection with the operation of the AIM IP Telephony Services or (ii) disclose any such information to any third party without the prior written consent of AOL, which consent may be granted or withheld in AOL's sole and absolute discretion; provided, however, that N2P may disclose

                                                               EXECUTION VERSION


                  User Information solely as necessary (and only to the extent necessary) to comply with applicable laws, regulations and government orders or requests; provided, further, that N2P shall use all reasonable efforts to limit any such disclosure to the maximum extent possible and to provide AOL with as much advance written notice of N2P's intended use or disclosure as is practicable. N2P agrees to comply with the AOL Privacy Policy to the same extent as AOL, as such policy exists on the Effective Date (i.e., the AOL Privacy Policy), as the same may be modified by AOL and notified to N2P from time to time. N2P shall not sell, license, rent or otherwise transfer any AIM Member Information or any list of AIM Members for any purpose whatsoever, without AOL's prior written consent. Notwithstanding the foregoing, N2P shall have the right to use User Information to the extent necessary to provide the PTP Calling Card Service to then-existing AIM Member customers following the expiration of the Initial Term, and AOL shall provide N2P with the customer records and other information to the extent necessary for N2P to continue providing the PTP Calling Card Service to such customers for the [****] period immediately following the expiration of the Initial Term, subject to Section 5.3.2 and 5.3.3 of this Agreement and prohibitions, if any, under applicable law.

                           5.3.2 No Competitive Solicitation. [****].

                           5.3.3 No Communication. During the Term and for the
                  [****] period following the expiration or termination of this Agreement (and without limiting any other provision of this Agreement, including Section 5.3.1), N2P agrees not to send any AIM Member any messages or communications on or through the Qualified AIM Services for any commercial purpose, unless N2P has an Independent Business Relationship with such AIM Member. Any commercial e-mail communications (i.e., e-mail communications offering products or services) to AIM Members on or through the AIM Service or the AIM IP Telephony Services which are otherwise permitted hereunder (i.e., permitted as exceptions to general prohibitions included in this Agreement) shall include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from N2P. The Parties acknowledge that any incidental (i.e., de minimis) failure by N2P to comply with the terms of this provision shall not be deemed a material breach of this Agreement; provided, however, that N2P shall take appropriate steps to prevent any further failure to comply with the terms of this Section 5.3.3.

6.       TECHNICAL SUPPORT

                  N2P shall provide all frontline technical and customer support to AIM Members as set forth in Exhibit B, including, without limitation, technical and customer support for AIM Members who have problems with, or questions concerning, the installation, use, operation or maintenance of the AIM IP Telephony Service (collectively, the "Frontline Support"). The Parties acknowledge that N2P may provide such Frontline Support using e-mail and/or telephone support, at N2P's option. N2P shall, [****], provide to AOL the back-end support regarding the AIM IP Telephony Service specified on Exhibit D. During the Term, each Party will designate one (1) internal technical contact (each such contact, a "Technical Liaison") and will conduct technical communication activities as may be necessary for the optimization of the integration of the AIM IP Telephony Services into the AIM Service. AOL will use commercially reasonable efforts to provide technical and marketing assistance, including facilitating the maintenance of regular communication channels between relevant personnel, for the purpose of assisting both Parties in abiding by their respective obligations under this Agreement. The initial Technical Liaison for N2P shall be [****], and the initial Technical Liaison for AOL shall be [****], unless otherwise designated from time to time by the Parties. Each Party may change its Technical Liaison from time to time, in its sole discretion. Unless otherwise agreed upon by the Parties, N2P shall not be obligated to provide support for any modifications or

                                                               EXECUTION VERSION


                  additions to the AIM IP Telephony Services carried out by AOL (or carried out for AOL by a third party not contracted or subcontracted by or on behalf of N2P); provided, however, that where not required to provide such support pursuant to the terms of this Section 6, N2P shall assist in the support of such work to the extent necessary for either Party to comply with its obligations under this Agreement.


7.       PAYMENT AND REVENUE PROVISIONS

         7.1 Guaranteed Payments; Refund. In partial consideration for [****] marketing of the AIM IP Telephony Services, [****]. In the event of any termination of this Agreement before expiration of the Initial Term in accordance with (i) Section
                  16.2 due to a material breach by AOL of this Agreement, (ii)
                  Section 16.3 due to a Change of Control of AOL by a N2P Competitor or a Parent Company Competitor or (iii) Section
                  16.5 due to the occurrence of a Regulated Entity Event, [****] shall refund to [****] (e.g., if such termination occurs on the [****] anniversary of the Effective Date, and [****] has paid [****] in guaranteed payments as required by the terms of this Agreement, [****] shall refund to [****] of such guaranteed payments, [****]. In the event of any termination of this Agreement before the expiration of the Initial Term in accordance with Section 16.6(i)(c) or Section 16.6(i)(d), then [****] shall refund to [****] of the pro rata portion (based on a [****]) of any guaranteed payments made by [****] prior to the date of such early termination. In partial consideration for such guaranteed payments, [****] shall provide [****] during the Initial Term with promotional placements (on areas of the [****] Service or other Web properties solely controlled by [****], to be determined by in its reasonable discretion as further set forth in Section 4.1.4) with a value of [****] in Year [****] (based on amounts for comparable Advertisements set forth on [****] then-current advertising rate card).

         7.2      Net Advertising Revenue for IP Telephony Services.

                           7.2.1 Advertising Sales. AOL shall have the right to
                  license or sell promotions, advertisements, links, sponsorships, pointers or similar services or rights ("Advertisements") through the AOL Service and the AIM Service, subject to AOL's then-applicable advertising policies.

                  7.2.2    Revenue Sharing.

                           (a) Net Advertising Revenue. As partial consideration
                  for its marketing efforts hereunder, [****] shall retain [****] of the Net Advertising Revenue. [****] shall pay [****], within [****] following the end of each quarter during the Term, the remaining [****] of the Net Advertising Revenue that is actually collected by [****] or any Affiliate of AOL (collectively, the "Advertising Revenue Share").

                           (b) Net Button Advertising Revenue. In the event that
                  [****] sells (which such decision to sell shall be in [****] sole discretion) any buttons that appear on the [****] IP Telephony client (the "Special Buttons"), (i) [****] shall receive (1) [****] of the Net Button Advertising Revenue generated from the sale (without N2P participation or support) of any such Special Button or (2) [****] of the Net Button Advertising Revenue generated from the sale (with [****] participation or support) of any such Special Button, and (ii) [****] shall retain the remainder of such Net Button Advertising Revenue (clauses (i) and (ii) above, collectively, the "Net Button Advertising Revenue Share"). Notwithstanding the foregoing, in no event shall the total portion of the Net Button Advertising Revenue received by [****] during the Term exceed [****] (i.e., after the receipt by [****] in Net Button Advertising Revenue, [****] shall retain [****] of such Net Button Advertising Revenue), except as otherwise mutually agreed to by the Parties in writing. In the event that [****] utilizes such

                                                               EXECUTION VERSION


                  Special Buttons to promote any [****] or other commercial products or services, [****] shall utilize a portion of such Special Buttons (i.e., at least one such Special Button) to promote the [****] IP Telephony Services.

                  7.2.3 Definition of Net Advertising Revenue. For purposes of this Agreement, "Net Advertising Revenue" shall mean, for any calendar quarter, [****] (or, if no such commissions were incurred, [****] of the gross revenues received by AOL for such Advertisements). If Advertisements in the Designated Advertising Areas are sold or otherwise made available to a party that also purchases or obtains Advertisements through one or more other areas or media of AOL or an Affiliate (collectively, a "Combined Sale"), the revenue from the Combined Sale shall be allocated [****] between such Designated Advertising Areas and such other areas or media (based on list prices for such Designated Advertising Areas and other areas or media). For the avoidance of doubt, [****].

                  7.2.4 Ownership of Advertising. The right of N2P to participate in the Net Advertising Revenue pursuant to the provisions of this Section 7.2 shall in no way create any ownership interest in N2P with respect to AOL advertising inventory. AOL owns all right, title and interest in and to the Advertisements and promotional spaces within the AIM Service, including the Support Area and the AIM Client, and AOL has the sole authority to market and sell such Advertisements; provided, however, that AOL agrees that, during the Initial Term within the Designated Advertising Areas, AOL shall not include any Advertisements for (or sell any advertising inventory to) N2P Competitors with respect to
                  (i) the Core Premium Services (to the extent that N2P enjoys exclusivity with respect thereto under this Agreement) and
                  (ii) any Optional Service(s) or Expanded Service(s) which the Parties mutually agree from time to time shall be exclusive to
                  N2P). Further, AOL shall be responsible for all obligations, liabilities and duties under any and all agreements that AOL has with third parties and otherwise with regard to such Advertisements, including serving such advertisements, subject to Section 15 of this Agreement.

                  7.3      Transaction Revenues Sharing Arrangement.

                  7.3.1 Revenue Threshold. If at any time during each of Years One through Three or the Renewal Term of this Agreement the amount of Transaction Revenues received by N2P during such Year exceeds [****] (for each such Year, the "Revenue Threshold"), then N2P will pay AOL, in partial consideration for AOL's marketing and distribution efforts hereunder, [****]. N2P will pay all of the foregoing amounts within [****] following the end of the Year in which the applicable Transaction Revenues were received. At the end of each such Year, the calculation of Transaction Revenues for purposes of this Section 7.3.1 shall recommence. N2P shall have the right to collect and retain all [****] other than the [****] paid to or retained by AOL. To the extent mutually agreed upon by the Parties in writing in connection with any Billing Transition, AOL shall be responsible (following any such Billing Transition) for calculating the [****] and for paying N2P its portion of such [****] as contemplated by this Section 7.3.1.

                  7.3.2 Revenue Share. The "Revenue Share" shall mean the amounts to be paid to AOL (in each case, determined as a percentage of Incremental Transaction Revenues) set forth on Exhibit H hereto.

                  7.3.3 [****] Users. To the extent that N2P is required to share revenue with [****] (pursuant to agreements in full force and effect on the Effective Date) for transaction revenues generated with respect to the Core Premium Services, any Transaction Revenue received by N2P [****] with respect to the Core Premium Services shall not constitute Transaction Revenues for purposes of this Section.

                                                               EXECUTION VERSION


         7.4      No Other Revenue Sharing. Except as expressly provided in this
                  Section 7 and on Exhibit H, neither Party shall be entitled to any revenues derived from, or related to, the activities of the other Party.

         7.5 Alternative Revenue Streams. In the event that N2P receives or desires to receive (directly or indirectly) any compensation in connection with the AIM Service from the sale of any Products other than the AIM IP Telephony Services or as otherwise agreed to by the Parties (an "Alternative Revenue Stream"), N2P will promptly inform AOL in writing, and the Parties will negotiate in good faith regarding whether N2P will be allowed to market the Products producing such Alternative Revenue Stream (the "Alternative Products") through the AIM Service, and if so, the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with AOL.

         7.6 Reports and Payments. Each Party (the "Paying Party") shall comply with the following requirements in connection with its payment obligations to the other Party (the "Payee Party") under this Agreement: Within [****] following the end of each payment period, the Paying Party shall provide the Payee Party with a report that contains information detailing the amount payable for such payment period. Such report shall, with reasonable detail, explain the basis upon which such payment has been determined and shall be accompanied by payment in full of all amounts indicated on such report as due for such period. Each such report shall constitute Confidential Information of the Paying Party. Without limiting the generality of the foregoing:

                           7.6.1 Reports on Transaction Revenues. N2P will
                  provide AOL with a report in a mutually agreed-upon format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties as required for measuring Transaction Revenues): [****] AOL will be entitled to use the Sales Reports only in its internal business operations, subject to the terms of this Agreement. The report will also contain information which supports the payment based on Transaction Revenues, including information identifying [****].

                  7.6.2 Reports on Advertising Revenue Share. AOL will provide N2P with a quarterly report in a mutually agreed-upon format, detailing the following in such quarter (and any other information mutually agreed upon by the Parties as required for measuring Advertising Revenues): [****].

         7.7 Late Payments; Wired Payments. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required to be paid to AOL hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [****]. All payments required to be paid to N2P hereunder will be paid in immediately available, non-refundable U.S. funds wired to an account to be designated by N2P (within thirty (30) days following the Effective Date) in a written notification to AOL.


         7.8 Audit Rights. Each Party (as Paying Party) will maintain complete, clear and accurate records of the information required to determine the amounts of payments made hereunder. For the sole purpose of ensuring compliance with the payment obligations of this Agreement, either Party (as Payee Party) will have the right to request that an independent certified accountant selected by the Parties (and which accountant enters into a confidentiality agreement mutually agreed to by the Parties) conduct (no more than twice per calendar year of this Agreement) a reasonable and necessary inspection of portions of such books and records as are necessary to verify the correctness of the payments made hereunder. Any such audit may be conducted after twenty (20) business days prior written notice to the Paying Party. The Payee Party shall bear the expense of any audit conducted

                                                               EXECUTION VERSION


                  pursuant to this Section 7.8 unless such audit shows an error in the Payee Party's favor amounting to a deficiency in excess of [****] of the actual amounts payable to the Payee Party hereunder, in which event the Paying Party shall bear the reasonable costs and expenses incurred in connection with such audit. The Paying Party shall pay the Payee Party the amount of any deficiency discovered by the Payee Party within [****] after receipt of notice thereof from the Payee Party, except to the extent disputed in good faith by the Paying Party.

         7.9 Taxes. Each Party will collect and pay, and indemnify and hold harmless the other Party from, any sales, use, excise, import or export value added or similar tax or duty required to be collected and paid by such Party, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees (collectively, the "Taxes").

         7.10 Fraudulent Transactions. To the extent permitted by applicable law, N2P will (i) provide AOL with prompt notice of any fraudulent order (a "Fraudulent Order"), including the date, screen name or e-mail address and amount associated with such order, promptly following N2P obtaining knowledge that the order is, in fact, fraudulent and (ii) as promptly as possible following the occurrence of any such Fraudulent Order (but in no event later than one (1) month after the occurrence thereof), provide AOL with a report regarding any such order and the steps taken by N2P with respect thereto.

         7.11     [****]

8.       STOCK WARRANTS

         Attached hereto as Exhibit G is a form of amended and restated common stock warrant to be executed by N2P on behalf of AOL, or, if AOL so directs N2P in writing, any parent, subsidiary or affiliate entity of
         AOL). In the event that AOL directs N2P to issue such warrant to such other entity, the Parties agree that such entity shall have the right to enforce the terms of such warrant against N2P.

9.       EXCLUSIVITY

         9.1      Scope.

                           9.1.1 N2P Exclusivity. Subject to the provisions of
                  Section 1.1.8 (with respect to other AOL or third party PC to PC communications products), and Section 4.14(d), and except to the extent that AOL is expressly relieved of its exclusivity obligations under this Agreement, N2P shall be the exclusive provider of the Core Premium Services on the AIM Service for the period of [****] immediately following the Effective Date (the "N2P Exclusivity"); [****]. Provided that N2P retains exclusivity hereunder with respect to any Core Premium Service, AOL will not promote on the AIM Service any IP Telephony service which is comparable to such Core Premium Service. The Parties hereby acknowledge and agree that the N2P Exclusivity may be terminated with respect to particular AIM IP Telephony Services in accordance with the terms of this Agreement.

                           9.1.2    [****].

         9.2 Optional Services. With respect to all other IP Telephony services not expressly contemplated by this Agreement, [****] with respect to the offering of such additional services through the AIM Service. In the event that the Parties cannot agree, within such time period, to the terms and conditions regarding the provision of any such additional service to AIM Members through the AIM Service, AOL shall have the right to offer such additional service(s) to AIM Members through any third party (including, without limitation, [****].

                                                               EXECUTION VERSION


         9.3 Termination of Exclusivity. In the event that [****] is entitled to relief from the [****] as to a particular Core Premium Service and/or country in accordance with the express terms and conditions of this Agreement, then only the [****] with respect to such Core Premium Service and/or country (as the case may be and subject to Section 16 hereof) shall terminate.


         9.4 Exception to Exclusivity. For the avoidance of doubt, the Parties acknowledge that the N2P Exclusivity does not preclude the listing of N2P Competitors or any AOL PC-to-PC communication function in any whites pages, yellow pages or other online search or directory service, subject to Section
                  4.1.4 and Section 7.2.4.

10.      LICENSE FROM N2P

         10.1     Licenses.

                           10.1.1 Software License. Subject to all the terms and
                  conditions of this Agreement, N2P hereby grants to AOL a worldwide, non-exclusive, non-transferable, [****] license for the Term to use, reproduce, distribute directly and indirectly, transmit, display, perform and sublicense (i.e., grant to end-users the right to use) and adapt the AOL IP Telephony Software, including any and all components (e.g., APIs, and the reference implementations for the SDK and APIs) contained in the AOL IP Telephony Software necessary to effectuate the provision of the AIM IP Telephony Services to AIM users, and the use by end-users of the AIM IP Telephony Services, in each case, in object code form only (except as provided in Sections 10.1.2 and 10.2) in accordance with the terms of this Agreement. To the extent reasonably requested by AOL, N2P shall deliver the AOL IP Telephony Software electronically to AOL.

                           10.1.2 SDK License. Within thirty (30) days from the
                  Effective Date, N2P shall provide AOL [****] with a software development kit ("SDK"), and updates thereto during the Term, which shall contain such object code (and/or source code, if necessary) and/or other applicable technology, relating to the AOL IP Telephony Software or otherwise, to the extent reasonably necessary for AOL to integrate all of the Core Premium Services within the AIM Client, and perform any and all of its other obligations and exercise its rights under this Agreement. Without limiting the provisions of Section 10.1.1, N2P agrees that AOL shall have the right to use, adapt and copy, in any manner whatsoever, the components contained in the SDK provided by N2P (e.g., object code) in connection therewith. Notwithstanding the foregoing, in the event that N2P does not provide AOL with such SDK within [****] of the Effective Date, in addition to any other remedies AOL may have, AOL shall have the right to terminate the exclusivity with respect to all of the Core Premium Services. In addition to the foregoing, AOL shall have the right to request, from time to time during the Term, that N2P provide AOL with additional SDKs which shall contain such source code (as necessary), object code, and/or other applicable technology necessary to allow AOL to integrate any and all additional AIM IP Telephony Services (e.g., the Optional Services, and/or the Expanded Services ) designated by AOL within the AIM Client. In such event, N2P shall provide AOL with such additional SDK(s) as the necessary technology becomes generally available (following such request from AOL, which request shall contain reasonable specificity of the technology needed from N2P by AOL for such integration), and such additional SDK(s), and the technology contained therein, shall be deemed through this reference incorporated within the licenses granted to AOL in this Section 10.1.2 and in Section 10.1.1.

                           10.1.3 Purpose of License. The foregoing license is
                  expressly intended to permit (and limited to permitting) AOL to effectuate all of its rights and conduct all of the business expressly contemplated hereunder, including distributing the AIM IP Telephony Services

                                                               EXECUTION VERSION


                  pursuant to the terms and conditions of this Agreement. Except as set forth in this Section 10.1, Sections 10.2 and 12.1 or as otherwise set forth in this Agreement (including, without limitation, with respect to the AOL GUI), AOL acknowledges and agrees that N2P and its licensors retain all rights, title and interest in and to the AOL IP Telephony Software in both object and source code forms, and, except pursuant to the Source Code Escrow Agreement, or as otherwise set forth in this Agreement, AOL shall not have any rights to use such code licensed hereunder following termination of this Agreement without N2P's consent. AOL shall not have any right under any circumstances, or authorize any third party (which, for avoidance of doubt, includes any Affiliate of AOL), to (i) [****] the AOL IP Telephony Software (other than adaptation in accordance with Sections 10.1.1, 10.1.2, or in connection with AOL's integration obligations hereunder, or as otherwise authorized by the Source Code Escrow Agreement or license described in Section 10.2), (ii) [****], or otherwise [****] the source code for or underlying algorithms, processes or methods of the AOL IP Telephony Software that is provided in object code form, or (iii) [****] the AOL IP Telephony Software to any third party (other than as expressly provided in this Agreement). All copies of the AOL IP Telephony Software made hereunder shall include all proprietary notices included on the copy provided by N2P, and AOL shall not remove, deface or obscure or authorize to be removed, defaced or obscured any of N2P's or its licensors' proprietary rights notices on or in the AOL IP Telephony Software or on output generated by the software; provided that the placement of such notices, if any, in the AOL IP Telephony Software that are visible in the user interface of such software shall be subject to AOL's prior written approval, which approval will not be unreasonably withheld. AOL agrees that any and all copies of the AOL IP Telephony Software distributed to third parties shall be pursuant to binding license agreements no less restrictive or protective of N2P's rights than this
                  Section 10.1. AOL agrees that any material violation of this
                  Section 10.1 by AOL that is not cured by AOL within [****] shall constitute a material breach of this Agreement. N2P agrees to provide the AOL IP Telephony Software in object code form (except as set forth in Sections 10.1.1, 10.1.2, 10.2 or otherwise), including all required Documentation, to AOL as and when needed for AOL to exercise its rights under this Agreement. For the avoidance of doubt, the Parties acknowledge that the AOL IP Telephony Software, may not be provided by N2P to any third party.

         10.2     Source Code License and Escrow.

                           10.2.1 Escrow Agreement. N2P and AOL will enter into
                  an escrow agreement (the "Source Code Escrow Agreement"), containing terms and conditions subject to the mutual agreement of the Parties, for the limited use by AOL of the AOL IP Telephony Software in source code form (the "Source Code") solely for the purposes of undertaking any activity which N2P is obligated to perform or undertake hereunder and fails to perform or undertake as required hereunder. The Source Code Escrow Agreement shall provide that AOL shall be entitled to a copy of the Source Code only upon the occurrence of all of the following four (4) events (collectively, the "Release Conditions"): (i) N2P's material breach of its material obligations hereunder to provide, maintain or support the AOL IP Telephony Software, which breach materially adversely affects the AIM IP Telephony Services; (ii) AOL's written notice to N2P detailing such material breach; and
                  (iii) N2P fails to cure such material breach within ninety
                  (90) days of receipt of such notice; or (iv) N2P's failure to provide the SDK to AOL to AOL's reasonable satisfaction, pursuant to Section 10.1.2. The license will not include any right to [****] the Source Code to any third party without N2P's prior written consent, and the Source Code Escrow Agreement will contain provisions, reflective of the sensitivity of the Source Code, to preclude the unauthorized use or disclosure of the Source Code or information derived therefrom. Promptly after execution of this Agreement, and in any event within [****], N2P and AOL shall negotiate and enter into the Source Code Escrow Agreement with Data Securities International or another escrow holder acceptable to each Party. The Source Code Escrow Agreement will contain provisions for N2P to provide AOL with reasonable assistance in understanding and using the Source Code upon occurrence of the Release Conditions.

                           10.2.2 Limited Source Code License. To the extent
                  reasonably necessary for AOL to modify, develop, add, delete or use any functionality or features of the AIM IP Telephony Services in connection with the development of any Additional AOL Modifications pursuant to Section 2.3.4, N2P shall provide to AOL APIs or SDKs to the AOL IP Telephony Software so that such Additional Modifications or other obligations under this Agreement (e.g., Section 2.1) (whether developed by N2P, AOL or any third party) can interoperate with (including use of the principal functions of) the AOL IP Telephony Software; provided, however, that, to the extent that such APIs or SDKs are insufficient to enable such interoperability, N2P shall either (i) modify, as promptly as commercially practicable, the APIs or SDKs [****], the AOL IP Telephony Software or the Additional Modifications to enable such interoperability, or
                  (ii) in the event that (a) N2P does not perform the work described in clause (i) of this Section 10.2.2 as promptly as commercially practicable or (b) elects not to perform such work, provide to AOL portions of the Source Code for the AOL IP Telephony Software (and grant a license) necessary to permit AOL to modify the APIs, SDKs, or AOL IP Telephony Software to enable such interoperability. If N2P elects to do the modifications, it shall make the modifications as promptly as is commercially reasonable. AOL's use of the Source Code pursuant to this Section 10.2.2 will not include any right to sublicense, transfer, assign, disclose or distribute the Source Code to any third party without N2P's prior written consent, and will be subject to mutually agreed provisions, reflective of the sensitivity of the Source Code, to preclude the unauthorized use or disclosure of the Source Code or information derived therefrom.

                           10.2.3 Limits on Use. AOL's use of the Source Code
                  shall not exceed the narrow purpose set forth in Section
                  10.2.1 or Section 10.2.2.

         10.3 Trademark License. Subject to the terms and conditions of this Agreement, N2P will be entitled to use the following trade names, trademarks, and service marks of AOL: the "AOL(TM)" trademark and service mark and other trademarks and service marks relating specifically to one or more of the AIM IP Telephony Services, provided that AOL has approved in writing the use of each such other trademarks or service marks (collectively, the "AOL Marks"). Subject to the terms and conditions of this Agreement, AOL will be entitled to use the trademarks and service marks of N2P set forth on Exhibit J hereto and other trademarks and service marks relating specifically to one or more of the N2P IP Telephony Services, provided that N2P has approved in writing the use of such other trademarks or service marks (collectively, the "N2P Marks") (collectively, together with the AOL Marks, the "Marks"); provided that: (i) each Party does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; (ii) each Party displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice; and (iii) all such uses of the other Party's Marks shall be subject to the quality standards set forth in Section 10.5 of this Agreement, and the granting Party's prior written approval.

         10.4 Ownership of Trademarks. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the rights of the other Party in such other Party's Marks.

         10.5 Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

         10.6     Infringement Proceedings.

                           10.6.1 Notification. Each Party agrees to promptly
                  notify the other Party of any third party's unauthorized use of the other Party's Marks or other intellectual property rights (including, without limitation, those set forth in Section 12) of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks and other intellectual property rights; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

                         10.6.2 Infringement Claims. In addition to the remedies
                  set forth in Sections 16.2 and 16.7 of this Agreement, in the event that during the Initial Term, one (1) or more infringement actions, claims or proceedings are brought against either Party concerning (i) [****] (each, an "Infringement Claim" and collectively, "Infringement Claims"), and such Infringement Claim or Infringement Claims result(s) in the issuance of a preliminary or permanent injunction prohibiting the promotion, distribution or use of [****] during the Initial Term, and which last (with respect to each such service) [****] following the issuance thereof, AOL shall have the following rights and remedies with respect to N2P:

                           (a) AOL may immediately terminate its exclusivity
                  obligations with respect to such preliminarily or permanently enjoined Core Premium Services upon delivery of notice to N2P; and

                           (b) AOL shall be entitled to immediately terminate
                  this Agreement in the event that (a) an injunction or injunctions (whether preliminary or permanent) is or are issued with respect to any Core Premium Service or Core Premium Services, and (b) any such injunction or injunctions lasts or last, in the aggregate, for a period of [****].

11.      PUBLICITY

         11.1 Press Releases. After execution of this Agreement, N2P may issue an initial press release, with terms to be mutually agreed by the Parties, regarding this Agreement and the relationship between the Parties established hereby. The Parties will mutually agree on the appropriate timing of each such release and any other public announcement of the relationship. Each Party agrees that it shall not issue any other press release or make any public announcement regarding this Agreement, including AOL or the AIM IP Telephony Services, without the prior written consent of the other Party; provided, however, that each Party shall be permitted, without the other Party's prior consent, merely to list the other Party's as one of its industry partners and to repeat factual information or statements contained in any mutually agreed-upon press release.

         11.2 Statements to Third Parties. Neither Party shall make, publish, or otherwise communicate, or cause to be made, published, or otherwise communicated, any deleterious remarks whatsoever to any third parties concerning the other Party or its affiliates, directors, officers, employees or agents, including without limitation, the other Party's products, services, business projects, business capabilities, performance of duties and services or financial position.

12.      OWNERSHIP

         12.1 AOL Properties. As between the Parties, AOL owns all copyrights, patents, trade secrets, trademarks, trade name rights, other intellectual property rights, and all other right, title and interest, in and to (i) the components of the AIM Client and the AIM Service, and any Updates thereto, including, but not limited to the AOL GUI, that (in each case) are developed or supplied by AOL; (ii) the Commissioned Works (but excluding the Joint Work Product), subject to the rights expressly granted to N2P as set forth in this Agreement; (iii) the AOL Service; (iv) the AOL Marks; and (v) the AOL Namespace. Without limiting the generality of the foregoing, all right, title and interest in and to all servers and server-based technology related to the AIM Service developed or supplied by AOL (including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms) shall be owned by AOL. Except as expressly authorized in this Agreement, N2P will not access or use in any manner the AOL Namespace or any portion thereof. Without limiting the foregoing, N2P shall not use, substitute or assign aliases in place of names assigned by the AOL Registration Process to users of the AIM IP Telephony Services.

         12.2 N2P Properties. As between the Parties, N2P owns all copyrights, patents, trade secrets, trademarks, trade name rights, other intellectual property rights, and all other right, title and interest, in and to the N2P System, the N2P Services (including, but not limited to, the elements of graphics, design, organization, presentation, layout, navigation and stylistic convention (including the digital implementations thereof) of the graphical user interface generally associated with online areas contained within the N2P System and the N2P Services), the N2P IP Telephony Software, the AOL IP Telephony Software and the AIM IP Telephony Services (including, in each case, Updates thereto) that (in each case) are developed or supplied by N2P (but excluding the AOL GUI, the AOL Look and Feel (and any other AOL Properties set forth in Section 12.1 above) the Joint Work Product and the Commissioned Works), subject to the rights expressly granted to AOL as set forth in this Agreement. Without limiting the generality of the foregoing, all right, title and interest in and to all servers and server-based technology related to the N2P System and the N2P Services developed or supplied by N2P, including, without limitation, protocols, parameters, designs, specifications and user identification algorithms and technology underlying such algorithms, shall be owned by N2P.

         12.3 Co-Development. Any works, including without limitation, software or other copyrightable materials, as to which both Parties (or their employees, contractors or agents) are joint authors, and any patents as to which both Parties (or their employees, contractors, or agents) are co-inventors (collectively, the "Joint Work Product") shall be jointly owned by the Parties (with each Party having the right to use and exploit, or authorize the use or exploitation by others of such Joint Work Product, provided that such use or exploitation is not in breach of this Agreement), without an obligation to obtain the consent of, or to account to, the other Party and subject to N2P's and AOL's respective proprietary rights in any underlying software, works, or technology to the extent incorporated or included in such Joint Work Product. Notwithstanding the foregoing, to the extent that with respect to any co-developed works created under this Agreement, the Parties shall not constitute co-authors or co-inventors, and N2P owns such works or inventions as a matter of law, any and all such works or inventions shall be deemed included in the license set forth in Section 10.1, and AOL shall be deemed by this reference to have a fully paid-up, royalty-free, non-exclusive, non-transferable and worldwide license for the Term to use, reproduce, distribute (directly and indirectly), transmit, display, perform, sublicense and adapt such works as set forth in Section 10.1 of this Agreement. Each Party shall cooperate with the other Party in documenting and perfecting all rights with respect to the Joint Work Product, including executing any necessary assignments, applications or other documentation with respect to the Joint Work Product.

13.      CONFIDENTIAL INFORMATION

         Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information (and, in no event, with less than the exercise of reasonable care), during the Term, and for a period of [****] following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, each of whom shall agree to comply with this Section. Notwithstanding the foregoing, either Party may disclose Confidential Information without the consent of the other Party, [****]. Furthermore, in the event that such disclosure is required of either Party under the laws, [****] or any other applicable governing body, such Party will (i) redact portions of this Agreement [****] to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the governing body or otherwise be held in the strictest confidence to the fullest extent permitted under such laws, rules and regulations.

14.      REPRESENTATIONS AND WARRANTIES; INDEMNITIES

         14.1 Joint. Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and shall not violate any agreement to which such Party is a party or by which it is otherwise bound or any applicable law; (iii) when executed and delivered by such Party, this Agreement shall constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) to the best of its knowledge after due inquiry, the N2P Indemnified Properties (in the case of N2P) and the AOL Indemnified Properties (in the case of AOL) do not infringe, misappropriate or violate any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties. Additionally, N2P hereby represents, to the best of its knowledge and after due inquiry, that it possesses (and warrants that it will obtain during the Term) all authorizations, approvals, consents, licenses, permits, certificates and all other rights and permissions necessary for it to (a) perform under this Agreement or (b) to offer the AOL IP Telephony Software and the AIM IP Telephony Services hereunder (including, without limitation, the N2P Services and N2P IP Telephony Software offered as part thereof).

         14.2 Intellectual Property Indemnity. Each Party (the "IP Indemnifying Party") shall, at its sole cost and expense, indemnify, hold harmless and defend the other Party, and such other Party's officers, directors, agents, affiliates, distributors, franchisees and employees (the "IP Indemnified Party"), from any and all claims, demands, liabilities, costs or expenses of third parties (including, without limitation, reasonable attorney's fees) (collectively, the "Liabilities") arising from or in connection with a third-party claim that the N2P Indemnified Properties (in the case of N2P) or the AOL Indemnified Properties (in the case of AOL) infringes upon any patents, copyrights, trade secrets, trademarks or other proprietary rights of such third party. The IP Indemnifying Party shall pay any damages (including costs and attorneys' fees) finally awarded against the IP Indemnified Party by a court of competent jurisdiction as a result of such claim (or pay any settlement of such claim agreed to by the IP Indemnifying Party). The foregoing obligation of the Indemnifying Party shall not apply to any such claim to the extent that it is based on or arises out of services, software, materials or rights specifically granted pursuant to this Agreement by the IP Indemnified Party. The IP Indemnified Party shall promptly notify the IP Indemnifying Party in writing of any indemnifiable claim after the IP Indemnified Party first learns of such claim, and shall provide the Indemnifying Party with such assistance and cooperation as the IP Indemnifying Party may reasonably request from time to time in connection with the defense or settlement thereof. The IP Indemnified Party shall have the right to employ separate counsel and to participate in the defense of any such claim at its own expense. If any settlement requires a material affirmative obligation of, results in any material ongoing liability to, or prejudices or detrimentally impacts in any material way, the IP Indemnified Party, then such settlement shall require the IP Indemnified Party's written consent, which shall not be unreasonably withheld. If the IP Indemnified Party is enjoined or restrained from exercising any of its rights under this Agreement as a result of an infringement claim, or if any such claim is brought or threatened, the IP Indemnifying Party shall have the right, at its option, to (i) obtain a license at no cost to the IP Indemnified Party permitting continued use of the software or other materials that are the subject of such claim on terms and conditions consistent with the rights granted to the IP Indemnified Party hereunder, (ii) modify the software or other materials that are the subject of such claim to perform their intended function without infringing third party rights and without materially affecting the functionality or performance of such software or other materials, (iii) substitute software or other materials that are the subject of such claim with items of comparable functionality and performance, or (iv) if none of the foregoing is reasonably practicable, terminate this Agreement.

         14.3 Indemnity. Each Party (the "Indemnifying Party") shall, at its sole cost and expense, indemnify, hold harmless and defend the other Party, and its officers, directors, agents, affiliates, distributors, franchisees and employees (the "Indemnified Party"), from any and all Liabilities arising from or in connection with a third-party claim based upon the Indemnifying Party's material breach of any duty, representation or warranty contained in this Agreement, and shall pay any damages (including costs and attorneys' fees) finally awarded against the Indemnified Party by a court of competent jurisdiction as a result of such claim (or pay any settlement of such claim agreed to by the Indemnifying Party). The foregoing obligation of the Indemnifying Party shall not apply to any such claim to the extent that it is based on or results from services, software, materials, information or rights provided by the Indemnified Party. The Indemnified Party shall promptly notify the Indemnifying Party in writing of any indemnifiable claim after the Indemnified Party first learns of such claim, and shall provide the Indemnifying Party with such assistance and cooperation as the Indemnifying Party may reasonably request from time to time in connection with the defense or settlement thereof. The Indemnified Party shall have the right to employ separate counsel and to participate in the defense of any such claim at its own expense. If any settlement requires a material affirmative obligation of, results in any material ongoing liability to, or prejudices or detrimentally impacts the Indemnified Party in any material way, then such settlement shall require the Indemnified Party's written consent, which shall not be unreasonably withheld.


15.      LIMITATION ON LIABILITY; DISCLAIMER

         15.1 LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF OR OTHERWISE RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, INCLUDING, WITHOUT LIMITATION, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AIM SERVICE, THE AIM CLIENT, THE AIM IP TELEPHONY SERVICES, THE SUPPORT AREA, THE AOL IP TELEPHONY SOFTWARE, THE N2P

                  SYSTEM, OR THE N2P IP TELEPHONY SOFTWARE, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE PAYABLE TO A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 14.2 OR 14.3. EXCEPT FOR SUCH LIABILITY UNDER SECTIONS 14.2 AND 14.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED (EXCLUSIVE OF AMOUNTS ALREADY PAID BY EITHER PARTY TO THE OTHER PARTY HEREUNDER) [****]; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS DUE AND PAYABLE TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

         15.2 NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE REVENUE FROM OR SUCCESS OF THE AIM IP TELEPHONY SERVICES.


         16.      TERM AND TERMINATION

                  16.1     Term.

                           16.1.1 Initial Term. Unless earlier terminated as set
                  forth herein, the initial term of this Agreement (the "Initial Term") shall be the lesser of [****].

                           16.1.2 Extension Periods. Upon the expiration of the
                  Initial Term, AOL may elect, in its sole discretion, to extend the term of this Agreement for an additional period [****] on the same terms and conditions as the Initial Term (the "Renewal Term"), and for [****] each thereafter (each, an "Extension Period"), up to an aggregate maximum of [****] (the Initial Term, together with the Renewal Term and any Extension Periods, collectively referred to herein as the "Term"). AOL shall be deemed to have exercised its option for the Renewal Term, or any Extension Period unless, at least [****] prior to the expiration of the Initial Term, or the Renewal Term (in the case of the first Extension Period) (or, as to the second Extension Period, at least [****] prior to the end of the first Extension Period), AOL provides written notice to N2P that AOL does not wish to exercise its option for the forthcoming Extension Period. During any Extension Period, the obligations of the Parties with respect to exclusivity, development, and , promotions [] shall not apply. Without limitation of the generality of the foregoing, during any Extension Period, (i) the Parties will not be subject to the obligations of Sections [****] of this Agreement; (ii) [****] with respect to all [****] generated during the Renewal Term and/or any Extension Period and [****] set forth in Section
                  7.2.2 of this Agreement.

         16.2 Termination for Breach. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such other period as may be expressly specified elsewhere in this Agreement); provided that the cure period with respect to any scheduled payment shall be thirty (30) days following receipt by the Party owing such payment of written notice of the failure to make such payment. For avoidance of doubt, the Parties acknowledge that, if a particular provision of this Agreement includes a right to terminate this Agreement due to breach of such provision after a cure period set forth in such provision, only such other cure period shall apply, and the thirty (30) day cure period set forth in this Section 16.2 shall not be in addition to such other cure period.

         16.3 Termination on Change of Control. Promptly upon undergoing any Change of Control, each Party shall provide the other Party with written notice thereof. In the event of (i) a Change of Control of N2P resulting in Control of N2P by an AOL Competitor or AOL Competitor or (ii) in the event that N2P is (at the time of such Change of Control) Controlled by the Parent Company, any Change of Control of the Parent Company resulting in Control of the Parent Company by any AOL Competitor , AOL shall have the right to terminate this Agreement by providing thirty (30) days' prior written notice of such intent to terminate. In the event of (i) a Change of Control of AOL resulting in Control of AOL by an N2P Competitor or Parent Company Competitor or (ii) if AOL is (at the time of such Change of Control) Controlled by AOL, any Change of Control of AOL resulting in Control of AOL by any N2P Competitor or Parent Company Competitor, N2P may terminate this Agreement by providing thirty (30) days' prior written notice of such intent to terminate. Notwithstanding anything to the contrary, each Party's termination right under this
                  Section 16.3 shall be exercised no later than thirty (30) days following such Party's receipt of written notice of the Change of Control triggering such termination right, and shall expire if not exercised within such thirty (30) day period.

                           16.3.1 AOL Buyout Right. Notwithstanding the
                  provisions of the Section 16.3, if during the Initial Term, AOL is acquired by or acquires a telecommunications company with a market capitalization in excess of the Buyout Threshold, AOL shall have the right to terminate this Agreement by providing thirty (30) days prior written notice to N2P and AOL shall refund to N2P an amount equal to [****].

         16.4 Termination for Bankruptcy/Insolvency. Either Party may terminate this Agreement immediately following written notice to the other party if the other party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

         16.5     Termination for Regulated Entity Event.

                           16.5.1 United States. The Parties acknowledge that in
                  undertaking the obligations set forth herein, AOL is not offering services as a reseller of telecommunications services or as a provider of telecommunications services. It is understood and agreed that if, during the Term, the Federal Communications Commission or any other relevant United States federal regulatory body issues (or is reasonably likely to issue) a ruling that subjects (or is reasonably likely to subject, as the case may be) AOL to regulation as a reseller or provider of telecommunications services (or similar regulation) (collectively, a "Regulated Entity Event"), the Parties agree to work together in good faith to amend this Agreement to ensure that AOL can secure the benefit of the bargain under this Agreement without being subject to telecommunications related regulation in the United States as a telecommunications reseller or provider (or similar status). If the Parties are unable to agree upon such amendments within ninety (90) days of AOL's notification of the Regulatory Entity Event, AOL may terminate this Agreement without liability by providing written notice of its intention to terminate.

                           16.5.2 International. In the event that during the
                  Term any non-US regulatory body issues (or is reasonably likely to issue) a ruling that subjects (or is reasonably likely to subject, as the case may be) AOL to a telecommunications or similar regulation that could prevent AOL from obtaining the benefit of the bargain under this Agreement (e.g., regulation as a reseller or provider of telecommunications services (or similar status)), the Parties shall work together in good faith to amend this Agreement to ensure that AOL can secure the benefit of the bargain under this Agreement without being subject to telecommunications related or similar regulation in such country. If the Parties are unable to agree upon such amendments within ninety (90) days of AOL's notification of the regulatory event likely to cause AOL to be subjected to any such regulation, AOL may terminate this Agreement with respect to the country (or countries) in which such regulatory event applies without liability, upon delivery of written notice.


         16.6 Termination for Non-Competitiveness. At any time following the [****] anniversary of the Effective Date, (i) AOL shall have the right to terminate this Agreement, in the event that:

                           (a) [****] or more of the Core Premium Services do
                  not satisfy the requirements of Section 3.1 of this Agreement;

                           (b) [****] or more of the Core Premium Services do
                  not satisfy the requirements of Section 3.2 of this Agreement;

                           (c) [****] or more of the Core Premium Services are
                  [****]

                           (d) [****]

                           (e) N2P shall have missed the Cutoff Dates for [****]
                  or more Core Premium Services in accordance with and subject to Section 1.3 of this Agreement;

                  unless (ii) N2P cures such failure within the applicable cure periods set forth in Section 3.1 (in the case of clause (a) above), Section 3.2 (in the case of clause (b) above), Section
                  3.3 (in the case of clauses (c) and (d) above) or Section 1.3 and Exhibit I (in the case of clause (e) above), respectively.

         16.7 AOL IP Termination Right. At any time during the Term, in the event that any Infringement Claim(s) materially adversely affect the integration, distribution, promotion or offering of the AOL IP Telephony Software or any AIM IP Telephony Service, then AOL shall have the right to terminate this Agreement upon thirty (30) days prior written notice to N2P, and without any refund to N2P (collectively, the "IP Termination Right").

         16.8 Termination for Strategic Relationship. If at any time after the [****] anniversary of the Effective Date, AOL enters into a broad-ranging, strategic relationship with (i) any major national or international telecommunications company [****],
                  (ii) any [****] or (iii) any major wireless carrier (e.g., [****]) for the distribution of telecommunication services across substantially all of the properties of AOL and its Affiliates as in existence on the Effective Date (collectively, the "New Strategic Relationship"), then AOL shall have the right to terminate this Agreement; provided, however, that AOL shall use commercially reasonable efforts to have such company enter into an agreement with N2P to distribute or otherwise offer the Core Premium Services in connection with such New Strategic Relationship on terms and conditions comparable to those contained herein (including those with respect to promotion, distribution, exclusivity for N2P and revenue share to N2P, but specifically excluding any warrants or similar rights). In the event of any such termination of this Agreement pursuant to this Section 16.8, [****]; provided, however, that (a) if, before the expiration of such [****], such company and N2P have entered into such an agreement to distribute or otherwise offer some but not all of the Core Premium Services in connection with such New Strategic Relationship, then [****] or (b) if, before the expiration of such [****] period, such company and N2P have entered into such an agreement to distribute or otherwise offer all of the Core Premium Services in connection with such New Strategic Relationship, then AOL shall have no obligation to pay any such termination fee to N2P. The Parties acknowledge and agree that the payment contemplated by this Section 16.8 is solely a termination fee agreed to by the Parties, and shall not be used to determine any damages payable by either Party to the other Party hereunder, which shall be determined in accordance with the remainder of this Agreement (including, without limitation, Section 15.1 hereof) and applicable law.

         16.9 Transition Assistance. In the event of any termination of this Agreement other than pursuant to Sections 16.1, 16.4 or 16.5, each Party will provide to the other Party the dedicated, full-time services of one (1) qualified engineer for a period of ninety (90) days to assist the other Party in effecting an orderly termination of this Agreement, including minimizing disruption for customers of the AIM IP Telephony Services. In the event of termination due to an AOL material breach of this Agreement pursuant to Section 16.2, or a Change of Control of AOL under Section 16.3, or the occurrence of a Regulated Entity Event under Section 16.5, AOL shall pay N2P the actual, reasonable, fully-allocated costs incurred in connection with N2P's assistance in the migration or transition. In the event of termination due to a N2P material breach of this Agreement pursuant to Section 16.2, a Change of Control of N2P under
                  Section 16.3, or the exercise by AOL of its IP Termination Right under Section 16.7 of this Agreement, N2P shall pay for the actual, reasonable, fully-allocated costs incurred in connection with AOL's assistance in the migration or transition. In the event of any other termination of this Agreement, [****]. For the avoidance of doubt, such migration or transition assistance shall not include development obligations. At AOL's request, at the end of the Initial Term, N2P shall use commercially reasonable efforts to transfer to AOL the phone numbers and special access codes referred to in
                  Section 5.2.1 of this Agreement unless such phone numbers are used for N2P Services other than the AIM IP Telephony Services.

         16.10 Transition Period. For a period of up to [****] following the termination or expiration of this Agreement (the duration of which, up to [****], shall be determined by AOL and notified to N2P) (the "Transition Period"), the Parties shall cooperate to effect an orderly termination of this Agreement, including minimizing disruption for customers of the AIM IP Telephony Services. During the Transition Period, each of AOL and N2P shall have all of the rights and obligations set forth in this Agreement (including, without limitation, with respect to the AIM IP Telephony Services) that they had prior to the date of termination or expiration (including, in the case of AOL, all rights necessary to enable AOL to transition the AIM IP Telephony Services (other than PTP Calling Card Services) to another system without interruption of service). Notwithstanding the foregoing, during the Transition Period, N2P shall be entitled to Transaction Revenues to the same extent as before such termination or expiration, but the Parties shall not be subject to the obligations and criteria in this Agreement with respect to exclusivity, promotions, development, delivery, performance and Updates. During the Transition Period, N2P shall remain obligated to provide to AOL the support services described in Section 6. Also, during the Transition Period, N2P shall provide AOL with reasonable assistance in migrating or transitioning the AIM IP Telephony Services (other than PTP Calling Card

                  Services) to another provider. Each Party shall be entitled to seek injunctive relief such as specific performance in the event the other Party fails to comply with its transition obligations under this Section 16.10; provided, however, that, following any termination or expiration of this Agreement, in the event either Party fails to comply with its transition obligations under this Section 16.10, the Parties shall attempt to resolve such failure to the satisfaction of both Parties through the Management Committee, and in the event that the Parties are unable to do so, AOL shall be entitled to seek injunctive relief in accordance with this Section 16.10. Notwithstanding the foregoing, all end-user sublicenses of the AOL IP Telephony Software shall survive the termination or expiration of this Agreement pursuant to the terms of such end user license agreement as provided herein.

         16.11 Return of Information. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the party receiving the request) all Confidential Information of the other Party.

         16.12 Survival. Notwithstanding anything to the contrary contained herein, the provisions of Sections 7.1, 7.2, 7.3 and 7.6 (as to amounts accrued but unpaid), 7.7, 7.8, 7.9, 10.2, 12, 13, 14, 15, 16.8, 16.9, 16.10, 16.11, 16.12, 17, 18.1, 18.3, 18.5
                  and 18.14 shall survive the termination, cancellation or expiration of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the expiration, termination or cancellation of this Agreement, shall survive the expiration, termination or cancellation of this Agreement. All licenses granted by either Party to the other pursuant to this Agreement shall terminate upon termination or expiration of this Agreement except as otherwise expressly set forth herein with respect to the Transition Period.

17.      DISPUTE RESOLUTION

         17.1 Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement between the Parties or any of their respective Affiliates, successors and assigns under or related to this Agreement (including, without limitation) any document executed pursuant to this Agreement or any of the transactions contemplated hereby or any rights or obligations hereunder (each, a "Dispute"). If the Parties cannot resolve any such Dispute within ten (10) business days, such Dispute will be submitted to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided, further, that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then such Dispute shall be subject to the resolution mechanisms described below. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 17.1 and then, only in compliance with the procedures set forth in this
                  Section 17. For the avoidance of doubt, neither Party shall be required to submit any Dispute to the Management Committee or to arbitration prior to issuing any notice of suspension or termination under Sections 3, 4, 9 or 16 of this Agreement. In addition, the submission of any Dispute to the Management Committee or to arbitration hereunder shall not affect either Party's right to exercise any such suspension or termination right under this Agreement, except as otherwise determined, pursuant to a binding decision or order, by a court of competent jurisdiction (in accordance with Section 17.4 of this Agreement) or an arbitral panel (in accordance with
                  Section 17.2 of this Agreement).

         17.2     Arbitration.

                           17.2.1 Arbitration. Any Dispute not resolved by
                  amicable resolution as set forth in Section 17.1 shall be governed exclusively and finally by arbitration conducted by the American Arbitration Association ("AAA") in New York, New York in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

                           17.2.2 Selection of Arbitrators. The arbitration
                  panel shall consist of three (3) arbitrators. Each Party shall name one (1) arbitrator within ten (10) days after the delivery of the Demand, and the two Party-appointed arbitrators shall appoint the third arbitrator. The third arbitrator shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator shall be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs.

                           17.2.3 Arbitral Rules. The Federal Arbitration Act, 9
                  U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery.

                           17.2.4 Arbitration Awards. The arbitrators shall have
                  the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

                           17.2.5 Arbitration Expenses. Each Party shall pay the
                  fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

         17.3 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of New York, without reference to New York's choice of law rules.


         17.4 Limited Interim Injunctive Relief; Consent to Jurisdiction. Notwithstanding the foregoing, the Parties hereby acknowledge and agree that the Parties may seek interim injunctive relief with respect to any Disputes arising under Sections 5.3, 10.3 and 13 of this Agreement. In connection with any such Disputes, each of AOL and N2P: (i) irrevocably consents to the exclusive jurisdiction of any state or Federal court located in the Borough of Manhattan, City of New York, State of New York over any and all such interim injunctive relief;
                  (ii) waives personal service of any and all process upon it in connection with such interim injunctive relief; (iii) consents that any such service of process in connection therewith shall be made by registered mail directed to AOL or N2P (as the case may be), and that such service shall be deemed to have been completed on the date determined in accordance with Section
                  18.3 of this Agreement; and (iv) waives any objection based upon forum non conveniens and any objection to venue in connection with any such interim injunctive relief.

18.      GENERAL PROVISIONS

         18.1 Acknowledgment. AOL AND N2P EACH ACKNOWLEDGE THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION 18.1 SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

         18.2 Independent Contractors. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative, or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either Party.

         18.3 Notice. Any formal notice under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one (1) business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five
                  (5) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available.

                    To AOL:                      To N2P:

                    AOL, Inc.                    Net2Phone Inc.
                    22000 AOL Way                171 Main Street
                    Dulles, Virginia  20166      Hackensack, NJ  07601
                    Attention:  David Gang       Attention:   Jonathan Reich
                    Phone:  (703) 265-3677       Phone:  (201) 928-4438
                    Fax:  (703) 265-3921         Fax:  (201) 928-2970
                    E-mail:  Dgang@aol.com       E-mail:  jreich@net2phone.com

                  In the case of AOL, such notice also will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206 and the Deputy General Counsel (fax no. 703-265-1105), each at the address set forth above. In the case of N2P, such notice also will be provided to the General Counsel at the address and fax number set forth above.

         18.4 No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

         18.5 Entire Agreement. This Agreement sets forth the entire agreement, and supersedes any and all prior and contemporaneous agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the party to be bound thereby specifically agrees to such provision in writing.

         18.6 Amendment. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by each Party by an executive or officer authorized to bind such Party.

         18.7 Assignment. Neither Party may assign any of its rights, interest or benefits or delegate any of its duties under this Agreement, or otherwise transfer this Agreement without the prior written consent of the other Party; provided that either party may assign this Agreement as part of a reincorporation, change of domicile or merger of a Party with or into, or sale of all or substantially all of the assets of a Party to another entity that is not a competitor of the non-assigning Party (i.e., an AOL Competitor or AOL Competitor if AOL is the non-assigning Party or an N2P Competitor or Parent Company Competitor if N2P is the non-assigning Party) if, in any such event, the assignee (and any successor entity) agrees to be bound by this Agreement to the same extent as the assigning Party. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

         18.8 Construction. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement,
                  (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

         18.9 Export Controls. With respect to their activities under this Agreement, both Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

         18.10 Headings. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

         18.11 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Agreement may also be signed by facsimile transmission and any signature sent or received via facsimile transmission shall constitute an original signature.

         18.12 Force Majeure. N2P shall not be responsible for (any delays, errors, failures to perform, interruptions or disruptions caused by or resulting from any acts of God, strikes, lockouts, riots, acts of war, fire, power failure, earthquakes, severe weather, floods or other natural disaster or from any other unforeseeable events outside of N2P's reasonable control (not including any subcontractor of services provided by N2P hereunder) that prevents N2P from complying with any of its material obligations under this Agreement (each, a "Force Majeure Event"). The foregoing shall not relieve N2P from responsibility to the extent that reasonable actions or actions normally undertaken in the industry would have made such events within N2P's reasonable control or prevented any such delays, errors, failures, interruptions or disruptions. In addition, in no event will a Force Majeure Event permit any delay, error, failure, interruption or disruption for longer than a commercially reasonable time considering the event (or beyond any applicable cure period expressly set forth in this Agreement), and after such reasonable time period (or express cure period, as the case may be), the Force Majeure Event shall no longer be deemed to exist or apply.

         18.13 Insurance. N2P, at its cost and expense, shall secure and maintain adequate insurance coverage as is necessary for N2P to bear all of its obligations under this Agreement. Maintenance of such insurance shall not be deemed to relieve or limit N2P of any responsibility or obligation hereunder whatsoever. N2P assumes full and complete liability for all injuries to, or death of, any person or for any damages to property arising from its acts or omissions. N2P will add AOL as an additional insured on all appropriate insurance policies, including all liability policies, with endorsements that require thirty (30) days notice of AOL of any cancellation of such policies, and shall promptly provide AOL with copies of such policies and endorsements and any changes thereto from time to time. N2P's insurance shall be primary as to any other insurance AOL may have.

         18.14 Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, neither Party will be entitled to offset any amounts that it claims to be due and payable from the other Party against amounts otherwise payable by such Party to the other Party.

         18.15 Disclaimers. Each AIM IP Telephony Service shall contain an appropriate disclaimer (the specific form and substance to be mutually agreed upon by the Parties).

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

AOL, INC.                                   NET2PHONE INC.

By:  /s/ David M. Colburn                   By: /s/ Clifford M. Sobel
Print Name: David M. Colburn                Print Name: Clifford M. Sobel
Title: President, Business Affairs          Title: Chairman

                                    EXHIBIT A

                                   DEFINITIONS


ADDITIONAL N2P CHANNEL. Any other distribution channel (e.g., an Interactive Service other than AOL) through which N2P makes available an offering comparable in nature to the offerings on the AIM Service.

AFFILIATE. As to a Party, any entity that Controls, is Controlled by or under common Control with such Party. "Affiliate" means, with respect to any Party, any entity controlling, controlled by, or under common control with, such Party; it being understood that [****] or greater voting, equity or equivalent interest in the controlled entity shall be deemed "CONTROL".

AIM CLIENT. "AIM Client" means the Win 32 version of the client software (United States version 3.0) (or any successor version thereof designated by AOL) developed and distributed by AOL that enables end-users to access and use the AIM Service. The AIM Client shall not include (a) any discrete applications providing substantially different services, regardless of any shared use of the AIM Service backend (e.g., presence engine, directory server, etc.), (b) any desktop search application, AOL desktop information "ticker," AOL mail client or AOL co-browser, (c) any version of the AIM Client that is co-branded with an unaffiliated third party other than the Qualified N2P Competitors listed on Exhibit K hereto (provided that (1) the Parties may mutually agree from time to time to expand such list of Qualified N2P Competitors (such agreement not to be unreasonably withheld by either Party) or (2) plug-ins to other clients (e.g., browser plug-ins), provided that AOL shall use reasonable efforts to include the AIM IP Telephony Services in such plug-ins.

AIM IP TELEPHONY SERVICES. The N2P Services customized by N2P to be distributed by AOL on the AIM Service in accordance with this Agreement, utilizing the services of N2P hereunder and consisting of: (i) the PTP Calling Card Service, the Secondary AIM IP Telephony Services and the Conference Calling Service (including, in each case, any Updates thereto); and (ii) any other IP Telephony Services (including Optional or Expanded Services) that the Parties agree to add to this Agreement.

AIM MEMBER. Any registered user of the AIM Service (including any registered user of any AIM IP Telephony Service).

AIM SCREEN NAME. A unique identifier assigned to each AIM Member that enables such AIM Member to send and receive instant messages and communicate with others on the AIM Service.

AIM SERVICE. "AIM Service" means the standard, narrow-band AOL-branded service, currently available through the Internet, that enables end-users of such service to exchange, in real-time, private, personalized messages with, and to monitor the online status of, other end-users of such service through use of the AIM Client, and any upgrades or enhancements thereto during the Term, excluding: (i) such service(s) or similar services available on the AOL Service; and (ii) any other version of an AIM service which is materially different from the standard narrow-band U.S. version of the AIM brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service or any version distributed through or designed for any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g., a service designed primarily for distribution to a hand-held, wireless personal digital assistant (e.g., a Palm VII PDA)).

AOL COMPETITOR. "AOL Competitor" shall mean an entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and
(iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

AOL DISTRIBUTION OBLIGATION. The obligations under this Agreement of AOL to distribute the Core Premium Services (and other AIM IP Telephony Services which have been accepted by AOL pursuant to the terms of this Agreement), in accordance with and subject to Section 4.1.2 of this Agreement.

AOL GUI. The elements of graphics, design, organization, presentation, layout, navigation, sound and stylistic convention (including the digital implementations thereof) of the graphical user interface generally associated with online areas contained within the AIM Service, the AIM Client and the AIM IP Telephony Services.

AOL INDEMNIFIED PROPERTIES. (a) The elements of the AIM Service, the AIM Client and the AOL GUI (including, in each case, any Updates thereto), that are supplied or developed (as between the Parties) by AOL or by third parties for or on behalf of AOL, and (b) the AOL Marks, the AOL Distribution Obligation and the Advertisements.

AOL IP TELEPHONY SOFTWARE. The customized version(s) of the N2P IP Telephony Software developed or supplied by N2P pursuant to this Agreement, including, without limitation, the SDKs, APIs, all Documentation therefor and all Updates thereto.

AOL LOOK AND FEEL. The elements of graphics, design, sound, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with the AIM Service, or the AIM Client.

AOL NAMESPACE. "AOL Namespace" means the AOL database of users of the AIM Service and their AIM Screen Names, the algorithms, and the server complex used by AOL to implement and support the AIM Service.

AOL SERVICE. The standard narrow-band U.S. version of the America Online(R) brand service, specifically excluding the AIM Service. N2P acknowledges that in connection with this Agreement, N2P obtains no distribution rights whatsoever of the AIM IP Telephony Services on the AOL Service.

AOL USER.  Any registered user of the AOL Service.

[****]

CHANGE OF CONTROL. Change of Control shall mean either (a) the consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or (b) the acquisition by any individual, entity or group (within the meaning of Section 13d-3 or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than [****] of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CO-BRANDED SITE. "Co-Branded Site" shall have the meaning set forth in Exhibit B to this Agreement.

CONTENT. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, Products, Advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

CONTROL. "Control" (including the terms "controlling", "controlled by" or "under common control with") as to any person shall mean beneficial ownership (within the meaning of Rule 13d-3 issued under the Securities Exchange Act of 1934, as amended) promulgated under the Securities and Exchange Act of 1934, as amended) of more than [****] of either (i) the then outstanding shares of common stock of such person or (ii) the combined voting power of the then outstanding voting securities of such person entitled to vote generally in the election of directors.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the negotiation or performance of this Agreement which is, or should be reasonably understood to be, confidential or proprietary to the disclosing party, including, but not limited to, the existence and material terms of this Agreement, User Information or other information about AIM Members, AOL Users, technical processes and formulas, other technical information and materials, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. Without limiting the generality of the foregoing, all protocols, parameters, designs, specifications and user identification algorithms relating to the AOL Service, the AIM Service and/or the N2P IP Telephony Services are Confidential Information of AOL and N2P, respectively. "Confidential Information" shall not include information that the receiving party can establish is (a) already lawfully known to or independently developed by the receiving party, (b) generally known to the public, or (c) lawfully obtained from any third party. In addition a Party may disclose Confidential Information to the extent required to be disclosed by law, or permitted to be disclosed pursuant to the terms of this Agreement.

CORE AOL OBLIGATIONS. The AOL GUI, the AOL Distribution Obligation and any other obligations that the Parties mutually agree (in a written instrument signed by an executive or officer of such Party authorized to bind such Party) shall be AOL's primary responsibility under this Agreement.

CORE PREMIUM SERVICES. The PC-to-Fax Service, the Fax-to-PC Service, the PC-to-Phone Service, the Phone-to-PC Service and the PTP Calling Card Service, the Fax-to-Fax Service, the Conference Calling Service, together (to the extent mutually agreed upon in writing by the Parties) with all Updates thereto. From time to time during the Term, the Parties may, by mutual agreement, designate additional N2P Services as "Core Premium Services" or may remove certain N2P Services from the definition of "Core Premium Services."

DOCUMENTATION. Documentation, as to any software or service, means all documentation relating to the software or service provided to or used by end users. Documentation as to the source code form of software also includes all technical documentation and source code notations used or created by the creating party or provided to or used by any support or other technical personnel.

INDEPENDENT BUSINESS RELATIONSHIP. A commercial relationship between N2P and an AIM Member whereby the AIM Member has either (i) purchased products or services from N2P other than through the AIM Service (including, without limitation, through the AIM IP Telephony Services), or (ii) voluntarily provided information to N2P through a contest, registration, or other communication, which included clear and conspicuous notice to the AIM Member that the information provided by the AIM Member could result in a message or communication being sent to that AIM Member by N2P or its agents

INITIAL TERM. "Initial Term" shall have the meaning set forth in Section 16.1.1 of this Agreement. The Parties acknowledge for avoidance of doubt that the Initial Term ends upon expiration or earlier termination of this Agreement.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services generally to the public (e.g., an Internet service provider); (ii) an online interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., a "portal" or an online search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall); (iii) a persistent desktop client offering Internet or online connectivity services; and (iv) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time or "instant" online messages (whether by telephone, computer, PDA or other wireless mobile devices), including without limitation greeting cards.

INTERACTIVE SITE. Any interactive site or area, including, by way of example and without limitation, (i) a site on the World Wide Web portion of the Internet or
(ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

IP TELEPHONY. Voice, video or facsimile service provided over one or more data networks using an Internet Protocol (whether through one or more data networks only or through one or more data networks interfacing with a public switched telephone network).

MANAGEMENT COMMITTEE. A committee comprised of one senior executive from each of AOL and N2P, formed for the purpose of resolving certain Disputes under this Agreement (or related to the terms hereof) as set forth in Sections 17.1 of this Agreement and generally overseeing the relationship between the Parties as contemplated by this Agreement.

NET BUTTON ADVERTISING REVENUE. For any calendar quarter, (i) the [****] (including cash and the value of any non-cash consideration) received by AOL, or any Affiliate of AOL, from the sale of any Special Buttons, [****] in connection with the sale of such Special Buttons (or, if no such commissions were incurred, [****].

N2P COMPETITOR. A third party that provides IP Telephony services, provided that such services constitute a significant portion of such competitor's business or such competitor is a major participant in the business of providing IP Telephony services.

N2P INDEMNIFIED PROPERTIES. (a) The elements of the N2P Services, the N2P System, the AIM IP Telephony Services, the N2P Telephony Software and the AOL IP Telephony Software (including, in each case, any Updates thereto) that are supplied or developed (as between the Parties) by N2P or by third parties for or on behalf of N2P and (b) the N2P Marks and the Products.

N2P INTERACTIVE SITE. Any Interactive Site which is managed, maintained, owned or controlled by N2P or its agents.

N2P IP TELEPHONY SOFTWARE. The standard suite of client software products distributed by N2P that enables the provision of IP Telephony services comparable to the AIM IP Telephony Services (including any Updates thereto).

N2P SERVICES. IP Telephony services generally provided by N2P.

N2P SYSTEM. The software and related systems pursuant to which N2P provides the N2P Services.

PARENT COMPANY. IDTCorp., a Delaware corporation with its principal office at 190 Main Street, Hackensack, NJ 07601.

PARENT COMPANY COMPETITOR. A third party that provides telecommunications services generally to the public, provided that such services constitute a significant portion of such competitor's business or such competitor is a major participant in the business of providing telecommunications services.

PC OR PERSONAL COMPUTER. A multimedia-enabled, Internet-connected personal computer that meets the minimum system requirements of each Party (including those with respect to peripheral devices and Internet connectivity) and that does not contain software or hardware which disables or adversely affects the functionality of the Parties' services and software.

PC-TO-PC SERVICE. A PC-to-PC calling service, which shall allow any AIM Member (through use of the AOL IP Telephony Software as distributed through the AIM Service in accordance with the terms of this Agreement) to originate a voice conversation on an Internet enabled PC and to terminate such conversation on another Internet-enabled PC.

PRODUCT. Any product, good or service (other than carriage sold to commercial carriers) which N2P (or others acting on its behalf) sells, provides, distributes or licenses to AIM Members (or for which N2P recharges AIM Members (e.g., in connection with the PTP Calling Card Service)) through (i) the AIM Service, (ii) any other electronic means directed at AIM Members (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within any AIM IP Telephony

Service requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, electronically transmitted products sold through surcharged downloads (to the extent expressly permitted hereunder). A product, good or service shall constitute a Product only if actually sold, provided, distributed or licensed through one of the foregoing means, and shall not constitute a Product if sold, provided, distributed or licensed through another means (e.g., through an alternative distribution channel) to a person who also happens to be an AIM Member.

QUALIFIED AIM SERVICES. (i) The AIM Service, (ii) the AIM Client, and (iii) any other Product or service which is owned or operated by AOL or any AOL Affiliate or which is distributed by or through the AIM Service.

QUALIFIED INTERACTIVE SERVICES. Any entity offering (i) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service)and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); (ii) a persistent desktop client; and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time or "instant" online messages (whether by telephone, computer or other means), including without limitation greeting cards.

SEAMLESSLY INTEGRATE. Achieved by AOL, to the extent possible, using the N2P provided toolkit to fully integrate the AIM IP Telephony Services (e.g., PC-to-Phone Service, PC-to-Fax Service) into the AIM Client such that the N2P client software is not needed to run as a separate program in connection with the provision of such AIM IP Telephony Services because the key functions are integrated into the AIM Client.

SECONDARY AIM IP TELEPHONY SERVICES. The PC-to-Fax Service, the Fax-to-PC Service, the Fax-to-Fax Service, the Conference Calling Service, the PC-to-Phone Service and the Phone-to-PC Service.

SEVERITY 1 PROBLEMS. Problems with respect to any AIM IP Telephony Service that halt or materially disrupt service execution, cause a major loss of the material functionality of such AIM IP Telephony Service or otherwise create an emergency which will cause significant financial or reputation loss or other significant loss or business disruption to the provider of such AIM IP Telephony Service.

SEVERITY 2 PROBLEMS. Problems with any AIM IP Telephony Service that are not Severity 1 Problems but that materially reduce the core functionality of such AIM IP Telephony Service cause data corruption or damage, or otherwise require prompt correction to maintain material use of the core functionality of such AIM IP Telephony Service (such as, for example, a consistently reproducible problem resulting in system crash or loss of core or material functionality, but which can be avoided through a workaround without undue disruption).

SEVERITY 3 PROBLEMS. Problems with respect to any AIM IP Telephony Service, including bugs, that are not Severity 1 Problems or Severity 2 Problems.

SPECIFICATIONS. "Specifications" shall have the meaning set forth in Section 2.1 of this Agreement. "Specifications" as to any AIM IP Telephony Service shall mean the Specifications applicable thereto.

SURCHARGED AIM IP TELEPHONY SERVICES. The Core Premium Services and any other AIM IP Telephony Service for which N2P charges a flat-rate, pre-minute or other user fee or charge in accordance with the terms of this Agreement.

TERM. "Term" shall have the meaning set forth in Section 16.1.2 of this Agreement. The Parties acknowledge for avoidance of doubt that the Term ends upon expiration or earlier termination of this Agreement.

TRANSACTION REVENUES. Aggregate amounts actually paid by AIM Members to N2P and its Affiliates for the purchase or other acquisition of any Products, specifically including any recharges on the PTP Calling

Card Service, [****].

UPDATES. As to any product or service, all subsequent releases thereof including maintenance releases and services patches, error corrections, upgrades, enhancements, additions, improvements, extensions, modifications and new, replacement or successor versions, products or service, and all related Documentation.

YEAR. Each of Year One, Year Two, and Year Three. Such definition shall not include the lowercase term "year", as the same is used in this Agreement.

YEAR ONE. The period commencing on the Effective Date and ending on the earlier of (a) the fifteen (15) month anniversary of the Effective Date; or (b) one (1) year from the launch of any of the Core Premium Services.

YEAR TWO. The period commencing on the day immediately following the end of Year One and ending on the one (1) year anniversary thereof.

YEAR THREE. The period commencing on the day immediately following the end of Year Two and ending on the one (1) year anniversary thereof.

                                    EXHIBIT C

                N2P HOSTING AND IP TELEPHONY SUPPORT OBLIGATIONS


N2P will host a Co-Branded Site as outlined in Exhibit B (unless and until AOL decides to assume operational control of such Co-Branded Site). Such Co-Branded Site shall perform according to the following standards:

BRANDING OF SITE: AIM will be the lead brand on the site with a powered by N2P tag line.

DESIGN OF SITE: AOL will retain creative and graphical control of the look and feel and overall design of the site to maintain close ties and linkages with AIM web properties and cohesive user experience throughout.

DOMAIN OF SITE: Domain name must be AOL.com root (e.g., N2P.aim.aol.com).

PURPOSE OF SITE: To sell AIM Cards and promote AIM. AOL, in its sole discretion, may also provide an outlet for AIM-driven retail purchases using the AIM Card as currency. The site must include, without limitation, a store-front, merchant retail tracking and services, shopping cart and checkout facilities, and retail item cataloging, checking of balances, changing of account information, gift purchases.

MERCHANT SERVICES: Enable AOL to promote and sell hard goods and services that it markets through partnerships and other agreements.

CARD USAGE ON PARTNER SITES: If AOL elects, in its sole discretion, to provide check out services for AIM partners that agree to accept the AIM Card as currency for retail transactions, [****]. AOL will provide N2P with an approved list of partner sites.

LAUNCH: The Co-Branded Site will be available upon launch of the first Core Premium Service, and will in each period reflect the AIM IP Telephony Service offerings available for use by AIM Members at such time.

WEB BACKEND AVAILABILITY AND SERVICE RESPONSE: Minimum acceptability [****] uptime, including scheduled and unscheduled updates, maintenance, etc. Planned system downtime should be communicated to AOL with at least [****] lead time. There must be a turn around time for resolution within [****] of reporting the problem; provided that if the problem is a Severity One or Severity Two Problem, the turn around time must be within [****]. An escalation provided shall be necessary if the such times are exceeded (e.g., call tree). Web pages load, links work, data delivered at least [****] of the time. All pages should completely load (including images).

WEB CONTENT: N2P will provide AOL access to Content to make editorial refinements that bring AOL's voice to basic content pages, but will not be required to provide AOL access to the N2P server for such purposes. Such changes will not include pricing and promotional offers.

ACCOUNT MANAGEMENT: AIM Members will be able to access web-based billing information and account management services [****] of the time. In the event that the system is down, AIM Members will see a screen announcing technical difficulties except in the case where the server is down.

SECURITY AND BILLING: Security features will be generally reliable. Credit card transactions will be protected by industry standard encryption methods such as SSL Billing system to be [****] accurate.

REPORTING: N2P to provide monthly reports identifying traffic to each major section and page, including number of page views. Reports should be delivered within [****] after the end of each month, and reports should be [****] accurate.

AD SERVING: In the event that N2P and AOL agree to deliver Advertisements on the Co-Branded Site, N2P will work with AOL to add enabler pages for the serving of any such Advertisements by AOL.

CUSTOMER SERVICE INBOUND PHONE CALLS: N2P will support all end user issues/problems for the Phone-to-Phone, PC-to-Phone (as applicable), PC-to-Fax, Fax-to-PC, and Phone-to-PC Services via telephone, after reasonable e-mail and web-based support efforts have failed. For such telephone calls, [****] of such calls will be answered within [****] during standard business hours (9am - 5pm
EST), and abandoned calls will be less than 8%. Phone messages that are taken will be answered within [****], except in the case of any holidays (which such holidays will not exceed [****] during [****] period), during which N2P will use commercially reasonable efforts to respond to such phone messages within [****].

CUSTOMER SERVICE INBOUND E-MAILS: N2P will acknowledge [****] of e-mails within [****], and respond to [****] of e-mails within [****]. Answers will be accurate 90% of the time. 95% of problems will be resolved within [****], except in the case of any holidays (which such holidays will not exceed [****] during any [****], during which N2P will use commercially reasonable efforts to respond to such phone messages within [****].

                                    EXHIBIT E

                                 CROSS-PROMOTION


         Net2Phone shall prominently promote AOL or the AIM Service, provided that the manner of such promotion shall be determined by N2P in its reasonable discretion upon prior consultation with AOL. The initial promotions of the AIM Service shall be as follows (and each subsequent promotion during the Initial Term shall be consistent with the following requirements):

A. Within each N2P Interactive Site other than any N2P Interactive Site (including, without limitation, the N2P client and any N2P web properties hosted by N2P or any N2P Affiliate) that is co-branded with another Qualified Interactive Service (the "Cross-Promo N2P Interactive Sites"), N2P shall include the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button (at least 90 x 30 pixels or 70 x 70 pixels in size) appearing (A) "above the fold" on the first screen of the N2P Interactive Site located at www.net2phonedirect.com and (B) on any other N2P Interactive Site, in the most prominent, commercially reasonable location (whether "above the fold" on the first screen thereof or otherwise), in each case to promote the AIM Service; or (ii) a prominent "Try AOL" feature (at least 90 x 30 pixels or 70 x 70 pixels in size) through which users can obtain promotional information about AOL products or services designated by AOL (and approved by N2P) and, at AOL's option, download either the then-current version of the AIM Client or such other AOL-branded software or, as determined by AOL in its reasonable discretion, the then-current version of the appropriate localized AIM client or such other AOL-branded software. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). N2P shall promptly post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos, and in no event later than ten (10) business days following its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, N2P shall provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL elects to serve the AOL Promos to the Cross-Promo N2P Interactive Sites from an ad server controlled by AOL or its agent, N2P shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Cross-Promo N2P Interactive Sites on which the AOL Promos will appear.

B. In N2P's television, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of non-interactive media (excluding radio) (i) over which N2P exercises at least significant editorial control, (ii) which are not co-branded with another Qualified Interactive Service (unless otherwise agreed upon by the Parties) and (iii) which relate to IP Telephony products or services, N2P will include specific, prominent references or mentions (verbally where possible) to the AIM Service or other AOL-branded product or service (as designated by AOL) (by way of site name, related company name or otherwise) (i.e., N2P shall promote [****] of the time, and [****] of the time, as designated by AOL). Without limiting the generality of the foregoing, N2P's listing of the "URL" for any N2P Interactive Site which is not co-branded with any Qualified Interactive Service may be accompanied by a prominent listing of the "search keyword" term on AOL (or other AOL properties) for the AIM IP Telephony Services (except in the event that such URL is the most prominent feature of any such advertisement or promotion, in which case the AOL "search keyword" shall not be required to be of equal prominence). N2P shall not be required to include such references or mentions in those instances in which, in its reasonable discretion, such promotion is economically prohibitive.

C. In the event that N2P places buttons on a version of the N2P client that is not co-branded with any Qualified Interactive Service to promote N2P or other products or services, N2P shall utilize a portion of such buttons (i.e., at least one (1) such button) to launch or promote the AIM Service, or such other AOL-branded product or service, designated by AOL.

D. In the event that N2P sends correspondence that is not co-branded with any Qualified Interactive Service (e.g., account fulfillment, customer service mailings, etc.) to its customers via regular mail, N2P shall utilize a portion of such correspondence to promote the AIM Service and/or such other AOL-branded product or service, as designated by AOL.

E. AOL shall have the [****] for a period of [****] from the Effective Date to sell N2P buttons or other advertisements based upon N2P advertising standards (including, N2P's available technology, pricing, third party serving capacity, etc.). After such [****] period, the continuation of such [****] period shall be subject to the mutual agreement of the Parties.

F. Net2Phone shall provide to AOL promotional AIM Cards with a pre-paid balance at no charge. The parties shall mutually agree upon the number of cards to be provided to AOL and the amount of the pre-paid balance on such cards.

                                                               EXECUTION VERSION


                                    EXHIBIT I

                         DELIVERY DATES AND CUTOFF DATES


--------------------------  ---------------------  ----------  ------------  -----------
CORE PREMIUM                DELIVERY DATE          MAXIMUM     MAXIMUM       CUTOFF DATE
SERVICE                     TO AOL                 AOL REVIEW  CURE PERIOD
                                                   PERIOD
--------------------------  ---------------------  ----------  ------------  -----------

--------------------------  ---------------------  ----------  ------------  -----------

--------------------------  ---------------------  ----------  ------------  -----------
Phone-to-Phone              No later than          [****]      Period until  [****]
                            [****] from the                    Cutoff Date
                            Effective Date
--------------------------  ---------------------  ----------  ------------  -----------
PC-to-Phone                 No later than          [****]      Period until  [****]
                            [****] from the                    Cutoff Date
                            Effective Date
--------------------------  ---------------------  ----------  ------------  -----------
PC-to-Fax, Fax-to-PC        No later than          [****]      Period until  [****]
                            [****] from the                    Cutoff Date
                            Effective Date
--------------------------  ---------------------  ----------  ------------  -----------
Phone-to-PC                 No later than          [****]      Period until  [****]
                            [****] from the                    Cutoff Date
                            Effective Date
--------------------------  ---------------------  ----------  ------------  -----------
Conference Calling Service  No later than [****]   [****]      Period until  [****]
                                                               Cutoff Date
--------------------------  ---------------------  ----------  ------------  -----------

                                                               EXECUTION VERSION


                                    EXHIBIT J

                                    N2P MARKS




                                        Net2Phone


                                [NET2PHONE LOGO]



                              POWERED BY NET2PHONE



                                [NET2PHONE LOGO]

                                                               EXECUTION VERSION


                                    EXHIBIT K

                            QUALIFIED N2P COMPETITORS


                                     [****]